RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                     Trustee

                               SERIES SUPPLEMENT,

                           DATED AS OF MARCH 1, 2005,

                                       TO

                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT

                          DATED AS OF DECEMBER 1, 2004

                       Mortgage Pass-Through Certificates

                                 Series 2005-S3


                                TABLE OF CONTENTS

                                                                                          PAGE

ARTICLE I         DEFINITIONS................................................................3
    Section 1.01  Definitions................................................................3
    Section 1.02  Use of Words and Phrases..................................................12

ARTICLE II        ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES13
    Section 2.01  Conveyance of Mortgage Loans..............................................13
    Section 2.02  Acceptance by Trustee.....................................................13
    Section 2.03  Representations, Warranties and Covenants of the Master Servicer and the
                        Company. ...........................................................13
    Section 2.04  Representations and Warranties of Sellers.................................16
    Section 2.05  Execution and Authentication of Certificates..............................16

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS............................17

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS............................................18
    Section 4.01  Certificate Account.......................................................18
    Section 4.02  Distributions.............................................................18
    Section 4.03  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                  Reporting.................................................................25
    Section 4.04  Distribution of Reports to the Trustee and the Company; Advances by the Master
                  Servicer..................................................................25
    Section 4.05  Allocation of Realized Losses.............................................25
    Section 4.06  Reports of Foreclosures and Abandonment of Mortgaged Property.............27
    Section 4.07  Optional Purchase of Defaulted Mortgage Loans.............................27
    Section 4.08  Surety Bond...............................................................27

ARTICLE V         THE CERTIFICATES..........................................................28

ARTICLE VI        THE COMPANY AND THE MASTER SERVICER.......................................29

ARTICLE VII       DEFAULT...................................................................30

ARTICLE VIII      CONCERNING THE TRUSTEE....................................................31

ARTICLE IX        TERMINATION...............................................................32
    Section 9.01  Optional Purchase by Residential Funding of All Certificates; Termination Upon
                  Purchase by Residential Funding or Liquidation of All Mortgage Loans......32
    Section 9.02  Additional Termination Requirements.......................................33
    Section 9.03  Termination of Multiple REMICs............................................33


                                        i



ARTICLE X         REMIC PROVISIONS..........................................................34
    Section 10.01 REMIC Administration......................................................34
    Section 10.02 Master Servicer; REMIC Administrator and Trustee Indemnification. ( See Section
                  10.02 of the Standard Terms)..............................................34
    Section 10.03 Designation of REMIC(s)...................................................34
    Section 10.04 Distributions on the Uncertificated Class A-V REMIC Regular Interests.....34
    Section 10.05 Compliance with Withholding Requirements..................................35

ARTICLE XI        MISCELLANEOUS PROVISIONS..................................................36
    Section 11.01 Amendment.................................................................36
    Section 11.02 Recordation of Agreement, Counterparts....................................36
    Section 11.03 Limitation on Rights of Certificateholders................................36
    Section 11.04 Governing Laws............................................................36
    Section 11.05 Notices...................................................................36
    Section 11.06 Required Notices to Rating Agency and Subservicer.........................37
    Section 11.07 Severability of Provisions................................................37
    Section 11.08 Supplemental Provisions for Resecuritization..............................37
    Section 11.09 Allocation of Voting Rights...............................................37

EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement dated as of December 1, 2004

        This is a Series Supplement, dated as of March 1, 2005 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2004 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and U.S. BANK NATIONAL ASSOCIATION, as Trustee (together with its permitted successors and assigns, the "Trustee").

                              PRELIMINARY STATEMENT

        The Company intends to sell Mortgage Pass-Through Certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. Any cross-reference to a section of the Pooling and Servicing Agreement, to the extent the terms of the Standard Terms and Series Supplement conflict with respect to that section, shall be a cross-reference to the related section of the Series Supplement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.




                                       Aggregate Initial
                                          Certificate                              Maturity      Moody's/       Minimum
   Designation      Pass-Through Rate  Principal Balance        Features1            Date          Fitch     Denominations2

Class A-1                 4.75%          $179,983,000.00         Senior         March 25, 2020    Aaa/AAA       $25,000

Class A-P                 0.00%          $    822,768.49  Senior/Principal Only March 25, 2020    Aaa/AAA       $25,000

                                                             Senior/Interest
Class A-V             Variable Rate      $          0.00   Only/ Variable Rate  March 25, 2020    Aaa/AAA      $2,000,000

                                                          Senior/Residual/Fixed
Class R                   4.75%          $        100.00          Rate          March 25, 2020    Aaa/AAA         20%

Class M-1                 4.75%          $  1,098,600.00  Mezzanine/Fixed Rate  March 25, 2020     NA/AA        $25,000

Class M-2                 4.75%          $    366,200.00  Mezzanine/Fixed Rate  March 25, 2020     NA/A         $250,000

Class M-3                 4.75%          $    274,600.00  Mezzanine/Fixed Rate  March 25, 2020    NA/BBB        $250,000

                                                            Subordinate/Fixed
Class B-1                 4.75%          $    183,100.00          Rate          March 25, 2020     NA/BB        $183,100

                                                            Subordinate/Fixed
Class B-2                 4.75%          $    183,100.00          Rate          March 25, 2020     NA/B         $183,100

                                                            Subordinate/Fixed
Class B-3                 4.75%          $    183,128.93          Rate          March 25, 2020     NA/NA        $183,128


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $183,594,097.42.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

---------------
1 The Class A Certificates and Class M Certificates shall be Book-Entry Certificates. The Class R Certificates and Class B Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or in the case of the Class B-1, Class B-2 and Class B-3 Certificates, in an amount equal to the entire Certificate Balance of the related class) in excess thereof. The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to
Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans, if any) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans, if any) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over

               (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section
        4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "U.S. Bank National Association, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2005-S3" and which must be an Eligible Account.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, minus

        (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Class A Certificate: Any one of the Class A-1, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date: March 30, 2005.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at U.S. Bank National Association, U.S. Bank Corporate Trust Services, EP-MN-WS3D, 60 Livingston Avenue, St. Paul, Minnesota 55107,
Attention: Residential Funding Corporation Series 2005-S3.

        Cut-off Date: March 1, 2005.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

        Discount Net Mortgage Rate: 4.75% per annum.

     Due Period: With respect to each Distribution Date and any Mortgage Loan, the calendar month of such Distribution Date.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) of this Series Supplement), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) of this Series Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date, an amount equal to 2.25% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) prior to the second anniversary of the Cut-off Date, an amount equal to 1.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Z) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $80,707 representing scheduled principal amortization and interest at the Net Mortgage Rate during the month of March 2005, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment in accordance with the definition of "Trust Fund". The Initial Monthly Payment Fund will not be part of any REMIC.

        Initial Notional Amount: With respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

              Class M-1: 0.60%                Class B-1: 0.10%
              Class M-2: 0.20%                Class B-2: 0.10%
              Class M-3: 0.15%                Class B-3: 0.10%

        Interest Accrual Period: With respect to any Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest Only Certificates: Any one of the Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Maturity Date: With respect to each Class of Certificates, March 25, 2020, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

        (a)     the Mortgage Loan identifying number ("RFC LOAN #");
        (b)     the maturity of the Mortgage Note ("MATURITY DATE");
        (c)     the Mortgage Rate ("ORIG RATE");
        (d)     the Subservicer pass-through rate ("CURR NET");
        (e)     the Net Mortgage Rate ("NET MTG RT");
        (f)     the Pool Strip Rate ("STRIP");
        (g) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");
        (h) the Cut-off Date Principal Balance ("PRINCIPAL BAL"); (i) the Loan-to-Value Ratio at origination ("LTV");
        (j)     the rate at which the Subservicing  Fee accrues  ("SUBSERV FEE")
                and at which the Servicing Fee accrues ("MSTR SERV FEE");
        (k)     a code  "T,"  "BT"  or  "CT"  under  the  column  "LN  FEATURE,"
                indicating that the Mortgage Loan is secured by a second or vacation residence; and
        (l) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Non-Discount Mortgage Loan: The mortgage loans other than the Discount Mortgage Loans.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates, the aggregate Stated Principal Balance of the Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). For federal income tax purposes, as of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-V Certificates and Principal Only Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Due Date in the month preceding the month of such Distribution Date). With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.2163% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Due Date in the month preceding the month of such Distribution Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Assumption: A prepayment assumption of 300% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in April 2010 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

        (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates is outstanding with a Certificate Principal Balance greater than zero:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
               Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a
               "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage");
               (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record Date: With respect to each Distribution Date and each Class of Certificates, the close of business on the last business day of the month next preceding the month in which the related Distribution Date occurs.

        Relief Act: The Servicemembers Civil Relief Act, as amended, or similar legislation or regulations as in effect from time to time.

        Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that is not collectable from the Mortgagor pursuant to the Relief Act.

        Residential Funding:  Residential Funding Corporation.

        Scheduled Final Distribution Date:  March 25, 2020.

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D, respectively.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement, or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series
Supplement and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $3,950,000 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 24.5% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Series Supplement (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Series Supplement (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Trust Fund: The segregated pool of assets consisting of:

        (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any,

        (v)    the Initial Monthly Payment Fund, and

        (vi)   all proceeds of clauses (i) through (v) above.

        Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated Class A-V REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest were equal to the related Uncertificated Class A-V REMIC Pass-Through Rate and the notional amount of such uncertificated interest were equal to the related Uncertificated Class A-V REMIC Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated Class A-V REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated REMIC Notional Amount and such Distribution Date.

        Uncertificated Class A-V REMIC Notional Amount: With respect to each Uncertificated Class A-V REMIC Regular Interest, the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated Class A-V REMIC Pass-Through Rate: With respect to each Uncertificated Class A-V REMIC Regular Interest, a per annum rate equal to the Pool Strip Rate with respect to the related Mortgage Loan.

        Uncertificated  Class A-V REMIC Regular Interest  Distribution  Amounts:
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Class A-V REMIC Regular Interests for such Distribution Date pursuant to Section 4.08(a).

        Uncertificated Class A-V REMIC Regular Interests: The 302 uncertificated partial undivided beneficial ownership interests in the Trust Fund, relating to each Non-Discount Mortgage Loan having a Net Mortgage Rate greater than 4.75%, each relating to the particular Non-Discount Mortgage Loan identified by sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at a per annum rate equal to the respective Pool Strip Rate on the Stated Principal Balance of the related Non-Discount Mortgage Loan.

Section 1.02   Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                    ARTICLE II CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01 Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). The Company, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Security Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004,
(iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana Home Loan Practices Act effective as of January 1, 2005.

        (b) - (h) (See Section 2.01(b) - (h) of the Standard Terms)

Section 2.02   Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

(a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

(iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that (a) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 1.4% of the Mortgage Loans by aggregate Cut-off Date Principal Balance are secured by Mortgaged Properties located in any one zip code area in California and no more than 1.3% of the Mortgage Loans by aggregate Cut-off Date Principal Balance are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) No more than 17.89% of the Mortgage Loans by aggregate Cut-off Date Principal Balance were underwritten under a reduced loan documentation program;

(x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

(xi)    None of the Mortgage Loans is a Buydown Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv)   None of the Mortgage Loans are Cooperative Loans;

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note; and

(xviii) None of the  Mortgage  Loans  are  Pledged  Asset  Loans  or  Additional
        Collateral Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04 Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section 2.05   Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

ARTICLE III

                          ADMINISTRATION AND SERVICING


                                OF MORTGAGE LOANS
                     (SEE ARTICLE III OF THE STANDARD TERMS)

ARTICLE IV

                                   PAYMENTS TO

                               CERTIFICATEHOLDERS

Section 4.01   Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02   Distributions.

(a)     On each  Distribution  Date,  (x) the Master  Servicer  on behalf of the
        Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), either (1) in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or (2) if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

(i) to the Senior Certificates (other than the Principal Only Certificates) on a pro rata basis based on the Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount"); and

(ii) (X) to the Class A-P Certificates, the Class A-P Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                      (Y) to the Senior Certificates (other than the Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through Section 4.02(b)(iii), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                             (A) the  Senior  Percentage  for such  Distribution
                      Date times the sum of the following:

                                    (1) the  principal  portion of each  Monthly
                             Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (2)  the  Stated  Principal  Balance  of any
                             Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Sections 2.02, 2.04 or 4.07 of the Standard Terms and Section 2.03 of the Standard Terms and this Series Supplement, and the amount of any shortfall deposited in the
                             Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                             Section 2.04 of the Standard Terms or Section 2.03 of the Standard Terms and this Series Supplement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                                    (3)  the  principal  portion  of  all  other
                             unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
                             Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                             (B) with respect to each  Mortgage Loan for which a
                      Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

                             (C) the Senior Accelerated  Distribution Percentage
                      for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage
                      Loan);

                             (D) any  Excess  Subordinate  Principal  Amount for
                      such Distribution Date;

                             (E) any amounts  described in  subsection  (ii)(Y),
                      clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

                             (F) the  Capitalization  Reimbursement  Amount  for
                      such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount;

(iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii),
        (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
        (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) of this Series Supplement are insufficient therefor;

(xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvi) to the Senior Certificates, in the priority set forth in Section 4.02(b) of this Series Supplement, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

(xvii) to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b)     Distributions   of  principal  on  the  Senior   Certificates   on  each
        Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

(F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount for such Distribution Date, if any, related to each Discount Mortgage Loan; and

(ii) the Senior Principal Distribution Amount shall be distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(iii) the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (ii) above shall be distributed to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) of this Series Supplement in respect of principal among the Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) herein will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with the Highest Priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that
        Class of  Certificates  pursuant  to  Section  4.05.  The  amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Series Supplement or applicable law.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on a future Distribution Date, the Master Servicer shall, no later than 60 days prior to such final distribution, notify the Trustee and the Trustee shall, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, mail to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting. (See Section 4.03 of the Standard Terms)

Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05   Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class A-V Certificates and

Class A-P Certificates) in the case of the principal portion of such loss on a pro rata basis and among all of the Senior Certificates (other than the Class A-P Certificates) in the case of the interest portion of such loss on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses, Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property. (See
        Section 4.06 of the Standard Terms)

Section 4.07 Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08   Surety Bond.  (See Section 4.08 of the Standard Terms)

                                   ARTICLE V

                                THE CERTIFICATES
                      (SEE ARTICLE V OF THE STANDARD TERMS)

                                   ARTICLE VI


                       THE COMPANY AND THE MASTER SERVICER
                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                  ARTICLE VII

                                     DEFAULT
                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE
                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                   ARTICLE IX

                                   TERMINATION

Section 9.01 Optional Purchase by Residential Funding of All
                      Certificates; Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by Residential Funding of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance on the day of repurchase plus accrued interest thereon at the Mortgage Rate (or Modified Mortgage Rate in the case of any Modified Mortgage Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond (i) the Maturity Date or (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by Residential Funding shall also include any amounts owed by Residential Funding pursuant to
        Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xxxi) of such Section that remain unpaid on the date of such purchase.

        The right of Residential Funding to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by Residential Funding, the Master Servicer shall be entitled to reimbursement for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans pursuant to Section 3.10. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to Residential Funding the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut off Date Principal Balance of the Mortgage Loans, Residential Funding shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b)     (See Section 9.01(b) - (f) of the Standard Terms)

Section 9.02 Additional Termination Requirements. (See Section 9.02 of the Standard Terms)

Section 9.03 Termination of Multiple REMICs. Section 9.03 of the Standard Terms)

ARTICLE X

                                REMIC PROVISIONS

Section 10.01  REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02 Master Servicer; REMIC Administrator and Trustee Indemnification. ( See Section 10.02 of the Standard Terms)

Section 10.03  Designation of REMIC(s).

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC for federal income tax purposes.

        The Class A-1, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined in the Standard Terms) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c) of the Standard Terms, any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04 Distributions on the Uncertificated Class A-V REMIC Regular Interests.

(a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated Class A-V REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated Class A-V REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

(b) In determining from time to time the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated Class A-V REMIC Regular Interests on a pro rata basis based on the Uncertificated Class A-V REMIC Accrued Interest for the related Distribution Date.

(c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.04. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated Class A-V REMIC Regular Interests.

(d) Notwithstanding the deemed distributions on the Uncertificated Class A-V REMIC Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05  Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original interest discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02 Recordation of Agreement, Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03 Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04  Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

           Recipient                                        Address
Company                          8400 Normandale Lake Boulevard
                                 Suite 250, Minneapolis, Minnesota 55437,
                                 Attention: President

Master Servicer                  2255 N. Ontario Street, Suite 400
                                 Burbank, California 91504-2130,
                                 Attention: Managing Director/Master Servicing
Trustee                          The Corporate Trust Office:
                                 U.S. Bank National Association
                                 U.S. Bank Corporate Trust Services
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, Minnesota 55107-2292
                                 Attention:  Residential Funding Corporation
                                 Series 2005-S3
Fitch, Inc.                      One State Street Plaza
                                 New York, New York 10007
Moody's                          99 Church Street
                                 New York, New York 10007

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06  Required Notices to Rating Agency and Subservicer.

        The Company,  the Master Servicer or the Trustee,  as applicable,  shall
(i) notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or
(j) below or (ii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a) a material change or amendment to this Agreement,

(b) the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) a  change  in the  location  of the  Custodial  Account  or the  Certificate
Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i) the occurrence of the Final Distribution Date, and

(j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08 Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09  Allocation of Voting Rights.

        98.0% of all Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and the Residual Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests; and 1.0% of all Voting Rights shall be allocated among the Holders of the Class R Certificates in accordance with their respective Percentage Interests.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal]                                                  RESIDENTIAL      FUNDING
                                                        MORTGAGE  SECURITIES  I,
                                                        INC.

Attest: /s/                                        By: /s/ Heather Anderson
        Name:                                         Name: Heather Anderson
         Title:                                       Title:   Vice President

[Seal] RESIDENTIAL FUNDING CORPORATION


Attest: /s/                                        By: /s/ Pieter VanZyl
        Name:                                         Name: Pieter VanZyl
        Title:                                       Title:   Associate

[Seal]                                        U.S.  BANK NATIONAL ASSOCIATION as
                                                    Trustee

Attest: /s/                                       By: /s/
        Name:                                         Name:
        Title:                                       Title:

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the 30th day of March, 2005 before me, a notary public in and for said State, personally appeared Heather Anderson, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ------------------------------------

[Notarial Seal]

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the 30th day of March, 2005 before me, a notary public in and for said State, personally appeared Pieter VanZyl, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ------------------------------

[Notarial Seal]

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF RAMSEY                 )

               On the 30th day of March, 2005 before me, a notary public in and for said State, personally appeared ____________________, known to me to be a(n) __________________ of U.S. Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking entity and acknowledged to me that such banking entity executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            -----------------------------


[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE
                            (Available Upon Request)


Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
8393438       005/M32     F                  500,000.00         ZZ
                          180                448,862.36         1
                          5.7500             4152.06            61
                          5.5000             4152.06
JACKSONVILLE  FL 32207    5                  11/27/02           00
4007019183                05                 02/01/03           0.0000
4007019183                O                  01/01/18
0

9002418       X51/G01     F                  332,000.00         ZZ
                          180                314,819.26         1
                          5.5000             2712.72            72
                          5.2500             2712.72
TAHOE VISTA   CA 96148    2                  12/26/03           00
0437234529                05                 02/01/04           0.0000
0031207000                O                  01/01/19
0

9195634       E22/G01     F                  358,500.00         ZZ
                          180                343,134.14         1
                          4.7500             2788.53            52
                          4.5000             2788.53
LEESBURG      VA 20175    2                  03/08/04           00
0420100059                05                 05/01/04           0.0000
0420100059                O                  04/01/19
0

9249403       E23/G01     F                  375,000.00         ZZ
                          180                364,959.90         1
                          5.7500             3114.04            54
                          5.5000             3114.04
DEL REY OAKS  CA 93940    5                  07/20/04           00
0438165318                05                 09/01/04           0.0000
63005107                  O                  08/01/19
0

9444793       X12/G01     F                  394,200.00         ZZ
                          180                370,446.20         1
                          6.1250             3353.16            90
                          5.8750             3353.16
SEMINOLE      FL 33776    1                  09/30/03           10
0438182388                05                 11/01/03           25.0000
0495194543                O                  10/01/18
0

9458681       Y65/G01     F                  650,000.00         ZZ
                          180                624,723.08         1
                          4.7500             5055.91            60
                          4.5000             5055.91
BELLINGHAM    WA 98229    5                  04/16/04           00
0438221558                05                 06/01/04           0.0000
40144911                  O                  05/01/19
0

9470949       M45/G01     F                  528,000.00         ZZ
                          180                514,829.89         1
                          5.7500             4384.57            80
                          5.5000             4384.57
KESWICK       VA 22947    1                  07/29/04           00
0438223836                03                 09/01/04           0.0000
A0704472                  O                  08/01/19
0

9542106       956/G01     F                  400,000.00         ZZ
                          180                392,581.46         1
                          5.3750             3241.86            26
                          5.1250             3241.86
WAYLAND       MA 01778    5                  10/04/04           00
0438664294                05                 12/01/04           0.0000
2814080079                O                  11/01/19
0

9544082       956/G01     F                  550,000.00         ZZ
                          180                528,201.50         1
                          5.0000             4349.36            46
                          4.7500             4349.36
GLENVIEW      IL 60025    2                  10/11/04           00
0438664583                05                 12/01/04           0.0000
2314090077                O                  11/01/19
0

9549923       E82/G01     F                  333,000.00         ZZ
                          180                327,033.88         1
                          5.6250             2743.03            52
                          5.3750             2743.03
GROSSE POINTE MI 48230    2                  09/03/04           00
0401021027                05                 11/01/04           0.0000
0401021027                O                  10/01/19
0

9570721       168/G01     F                  425,000.00         ZZ
                          180                414,289.62         1
                          5.6250             3500.86            66
                          5.3750             3500.86
ROYAL OAK     MI 48067    2                  07/07/04           00
0438442022                05                 09/01/04           0.0000
0529373831                O                  08/01/19
0

9595654       956/G01     F                  382,000.00         ZZ
                          180                377,649.95         1
                          4.8750             2996.02            80
                          4.6250             2996.02
WHITE LAKE    MI 48383    2                  11/16/04           00
0438769457                01                 01/01/05           0.0000
5414110020                O                  12/01/19
0

9600954       696/G01     F                  535,000.00         T
                          180                531,030.02         1
                          5.1250             4265.66            59
                          4.8750             4265.66
GERMANTOWN    MD 20876    1                  12/28/04           00
0438790487                03                 02/01/05           0.0000
32703370                  O                  01/01/20
0

9607640       956/956     F                  429,000.00         ZZ
                          180                424,164.91         1
                          5.0000             3392.50            75
                          4.7500             3392.50
SUNNYVALE     CA 94087    2                  12/01/04           00
714100206                 01                 01/01/05           0.0000
714100206                 O                  12/01/19
0

9607650       956/956     F                  555,950.00         T
                          180                551,824.55         1
                          5.1250             4432.70            62
                          4.8750             4432.70
LONG BEACH    NJ 08008    2                  12/29/04           00
914110136                 05                 02/01/05           0.0000
914110136                 O                  01/01/20
0

9607652       956/956     F                  472,000.00         ZZ
                          180                468,569.87         1
                          5.3750             3825.40            80
                          5.1250             3825.40
EDISON TOWNSHINJ 08820    2                  12/27/04           00
914120055                 05                 02/01/05           0.0000
914120055                 O                  01/01/20
0

9607654       956/956     F                  470,000.00         ZZ
                          180                463,066.75         1
                          5.2500             3778.23            59
                          5.0000             3778.23
DENVER        CO 80206    1                  10/29/04           00
1114090157                09                 12/01/04           0.0000
1114090157                O                  11/01/19
0

9607656       956/956     F                  425,000.00         ZZ
                          180                418,922.74         1
                          5.6250             3500.86            68
                          5.3750             3500.86
BETHLEHEM     CT 06751    5                  10/18/04           00
1114090717                05                 12/01/04           0.0000
1114090717                O                  11/01/19
0

9607658       956/956     F                  409,600.00         ZZ
                          180                405,078.23         1
                          5.2500             3292.68            79
                          5.0000             3292.68
BAKERSFIELD   CA 93311    2                  11/16/04           00
1114100294                03                 01/01/05           0.0000
1114100294                O                  12/01/19
0

9607664       956/956     F                  580,650.00         ZZ
                          180                576,385.94         1
                          5.2500             4667.72            80
                          5.0000             4667.72
OVERLAND PARK KS 66213    1                  12/20/04           00
1114110220                03                 02/01/05           0.0000
1114110220                O                  01/01/20
0

9607668       956/956     F                  400,000.00         ZZ
                          180                394,440.92         1
                          4.8750             3137.19            48
                          4.6250             3137.19
LAS VEGAS     NV 89117    1                  11/18/04           00
1114110627                05                 01/01/05           0.0000
1114110627                O                  12/01/19
0

9607672       956/956     F                  500,000.00         ZZ
                          180                496,250.93         1
                          5.0000             3953.97            47
                          4.7500             3953.97
BELLEVUE      WA 98006    1                  12/16/04           00
1114120142                03                 02/01/05           0.0000
1114120142                O                  01/01/20
0

9607682       956/956     F                  1,100,000.00       ZZ
                          180                1,091,837.40       1
                          5.1250             8770.52            39
                          4.8750             8770.52
LOS ANGELES   CA 90049    2                  12/17/04           00
1514120019                05                 02/01/05           0.0000
1514120019                O                  01/01/20
0

9607696       956/956     F                  575,000.00         ZZ
                          180                565,004.27         1
                          5.2500             4622.30            67
                          5.0000             4622.30
ALPINE        UT 84004    2                  12/01/04           00
2214110004                05                 01/01/05           0.0000
2214110004                O                  12/01/19
0

9607708       956/956     F                  440,800.00         ZZ
                          180                437,562.95         1
                          5.2500             3543.49            80
                          5.0000             3543.49
BELMONT       MA 02478    1                  12/17/04           00
2814120039                05                 02/01/05           0.0000
2814120039                O                  01/01/20
0

9607738       956/956     F                  730,000.00         ZZ
                          180                664,507.93         1
                          5.2500             5868.31            26
                          5.0000             5868.31
WINNETKA      IL 60093    2                  12/10/04           00
4714110063                05                 02/01/05           0.0000
4714110063                O                  01/01/20
0

9612836       F28/G01     F                  435,000.00         ZZ
                          180                428,583.07         1
                          5.2500             3496.87            67
                          5.0000             3496.87
BALTIMORE     MD 21208    5                  10/29/04           00
0438846271                05                 12/01/04           0.0000
2302910                   O                  11/01/19
0

9638492       286/286     F                  75,440.00          ZZ
                          180                72,448.10          1
                          6.8750             672.82             50
                          6.6250             672.82
MILFORD       PA 18337    4                  11/11/04           00
0002918010                03                 01/01/05           0.0000
0002918010                O                  12/01/19
0

9638494       286/286     F                  540,000.00         ZZ
                          180                538,083.09         1
                          5.6250             4448.16            75
                          5.3750             4448.16
DUBLIN        OH 43016    2                  01/13/05           00
0003595743                05                 03/01/05           0.0000
0003595743                O                  02/01/20
0

9638496       286/286     F                  479,700.00         ZZ
                          120                474,907.84         1
                          5.0000             5087.97            42
                          4.7500             5087.97
LITTLE ROCK   AR 72207    2                  01/14/05           00
0003682698                05                 03/01/05           0.0000
0003682698                O                  02/01/15
0

9638498       286/286     F                  300,000.00         ZZ
                          180                297,746.80         1
                          5.2500             2411.64            37
                          5.0000             2411.64
CHAPEL HILL   NC 27517    2                  12/30/04           00
0003691037                03                 02/01/05           0.0000
0003691037                O                  01/01/20
0

9638502       286/286     F                  352,000.00         ZZ
                          180                350,710.35         1
                          5.2500             2829.65            64
                          5.0000             2829.65
AIKEN         SC 29803    2                  01/15/05           00
0003771252                03                 03/01/05           0.0000
0003771252                O                  02/01/20
0

9638504       286/286     F                  402,650.00         ZZ
                          180                401,220.66         1
                          5.6250             3316.76            34
                          5.3750             3316.76
VIRGINIA BEACHVA 23451    2                  01/13/05           00
0003783239                05                 03/01/05           0.0000
0003783239                O                  02/01/20
0

9638506       286/286     F                  521,000.00         ZZ
                          180                519,091.17         1
                          5.2500             4188.21            80
                          5.0000             4188.21
MODESTO       CA 95357    2                  01/06/05           00
0003784081                05                 03/01/05           0.0000
0003784081                O                  02/01/20
0

9638508       286/286     F                  462,800.00         ZZ
                          156                460,780.34         1
                          5.6250             4189.04            51
                          5.3750             4189.04
WAYNESVILLE   NC 28786    2                  01/21/05           00
0003785205                05                 03/01/05           0.0000
0003785205                O                  02/01/18
0

9638510       286/286     F                  414,000.00         ZZ
                          180                412,483.19         1
                          5.2500             3328.06            80
                          5.0000             3328.06
FRESNO        CA 93720    5                  01/20/05           00
0003785641                05                 03/01/05           0.0000
0003785641                O                  02/01/20
0

9638512       286/286     F                  408,000.00         ZZ
                          156                404,827.50         1
                          5.3750             3640.32            34
                          5.1250             3640.32
SAN CARLOS    CA 94070    2                  01/21/05           00
0003788335                05                 03/01/05           0.0000
0003788335                O                  02/01/18
0

9638516       286/286     F                  530,600.00         ZZ
                          156                528,242.45         1
                          5.3750             4734.20            73
                          5.1250             4734.20
MOORESTOWN    NJ 08057    2                  01/24/05           00
0003789010                03                 03/01/05           0.0000
0003789010                O                  02/01/18
0

9638518       286/286     F                  121,000.00         TX
                          180                120,565.90         1
                          5.5000             988.68             68
                          5.2500             988.68
HOUSTON       TX 77008    5                  01/19/05           00
0003790598                07                 03/01/05           0.0000
0003790598                O                  02/01/20
0

9638520       286/286     F                  492,000.00         ZZ
                          180                486,568.56         1
                          5.2500             3955.08            66
                          5.0000             3955.08
SCOTTSDALE    AZ 85255    2                  11/24/04           00
0003794133                03                 01/01/05           0.0000
0003794133                O                  12/01/19
0

9638522       286/286     F                  845,000.00         ZZ
                          180                841,936.46         1
                          5.3750             6848.44            65
                          5.1250             6848.44
DAYTON        OH 45458    5                  01/14/05           00
0003797746                05                 03/01/05           0.0000
0003797746                O                  02/01/20
0

9638524       286/286     F                  443,000.00         ZZ
                          180                441,376.95         1
                          5.2500             3561.18            58
                          5.0000             3561.18
RANDOM LAKE   WI 53075    2                  01/14/05           00
0003799646                05                 03/01/05           0.0000
0003799646                O                  02/01/20
0

9638530       286/286     F                  496,000.00         ZZ
                          180                494,239.29         1
                          5.6250             4085.71            39
                          5.3750             4085.71
SAN CLEMENTE  CA 92672    2                  01/20/05           00
0003807185                05                 03/01/05           0.0000
0003807185                O                  02/01/20
0

9638532       286/286     F                  510,000.00         ZZ
                          180                507,789.95         1
                          5.1250             4066.34            68
                          4.8750             4066.34
GAINESVILLE   FL 32608    1                  01/25/05           00
0003811259                03                 03/01/05           0.0000
0003811259                O                  02/01/20
0

9638536       286/286     F                  631,200.00         ZZ
                          180                623,611.43         1
                          5.1250             5032.69            80
                          4.8750             5032.69
FULLERTON     CA 92835    1                  01/21/05           00
0003818015                03                 03/01/05           0.0000
0003818015                O                  02/01/20
0

9638538       286/286     F                  470,000.00         ZZ
                          180                468,366.58         1
                          5.8750             3934.46            75
                          5.6250             3934.46
MONTEREY PARK CA 91754    2                  01/11/05           00
0003819157                05                 03/01/05           0.0000
0003819157                O                  02/01/20
0

9638540       286/286     F                  460,000.00         ZZ
                          180                458,349.74         1
                          5.5000             3758.59            53
                          5.2500             3758.59
EVERGREEN     CO 80439    2                  01/18/05           00
0003833215                05                 03/01/05           0.0000
0003833215                O                  02/01/20
0

9638542       286/286     F                  634,740.00         ZZ
                          180                632,438.76         1
                          5.3750             5144.35            73
                          5.1250             5144.35
ATLANTA       GA 30305    2                  01/24/05           00
0003840206                05                 03/01/05           0.0000
0003840206                O                  02/01/20
0

9639052       956/956     F                  605,000.00         ZZ
                          180                600,557.14         1
                          5.2500             4863.46            41
                          5.0000             4863.46
SAN RAFAEL    CA 94901    2                  01/06/05           00
114120035                 05                 02/01/05           0.0000
114120035                 O                  01/01/20
0

9639054       956/956     F                  530,000.00         ZZ
                          180                526,067.10         1
                          5.1250             4225.80            70
                          4.8750             4225.80
SAN JOSE      CA 95131    2                  12/30/04           00
114120037                 05                 02/01/05           0.0000
114120037                 O                  01/01/20
0

9639056       956/956     F                  385,000.00         ZZ
                          180                382,113.22         1
                          5.0000             3044.56            67
                          4.7500             3044.56
PALO ALTO     CA 94306    2                  12/29/04           00
114120044                 01                 02/01/05           0.0000
114120044                 O                  01/01/20
0

9639058       956/956     F                  385,000.00         ZZ
                          180                383,574.59         1
                          5.1250             3069.68            74
                          4.8750             3069.68
SACRAMENTO    CA 95833    2                  01/10/05           00
314120038                 05                 03/01/05           0.0000
314120038                 O                  02/01/20
0

9639060       956/956     F                  460,000.00         ZZ
                          180                458,296.91         1
                          5.1250             3667.67            54
                          4.8750             3667.67
PALO ALTO     CA 94306    2                  01/12/05           00
315010009                 05                 03/01/05           0.0000
315010009                 O                  02/01/20
0

9639062       956/956     F                  485,000.00         ZZ
                          180                483,160.64         1
                          5.0000             3835.35            65
                          4.7500             3835.35
SUNNYVALE     CA 94087    2                  01/05/05           00
714120116                 05                 03/01/05           0.0000
714120116                 O                  02/01/20
0

9639064       956/956     F                  583,000.00         ZZ
                          180                580,841.52         1
                          5.1250             4648.38            32
                          4.8750             4648.38
LOS ALTOS     CA 94022    2                  01/14/05           00
714120121                 05                 03/01/05           0.0000
714120121                 O                  02/01/20
0

9639066       956/956     F                  440,000.00         ZZ
                          180                438,370.96         1
                          5.1250             3508.21            49
                          4.8750             3508.21
SAN JOSE      CA 95129    2                  01/19/05           00
715010035                 05                 03/01/05           0.0000
715010035                 O                  02/01/20
0

9639068       956/956     F                  400,000.00         ZZ
                          180                398,549.81         1
                          5.3750             3241.86            34
                          5.1250             3241.86
BLOOMFIELD    MI 48301    2                  01/07/05           00
914120092                 05                 03/01/05           0.0000
914120092                 O                  02/01/20
0

9639070       956/956     F                  927,000.00         ZZ
                          180                920,263.29         1
                          5.3750             7513.01            61
                          5.1250             7513.01
HENDERSON     NV 89052    5                  12/28/04           00
1114120253                03                 02/01/05           0.0000
1114120253                O                  01/01/20
0

9639072       956/956     F                  377,000.00         ZZ
                          180                375,604.20         1
                          5.1250             3005.90            43
                          4.8750             3005.90
NORFOLK       VA 23505    2                  01/05/05           00
1114120360                05                 03/01/05           0.0000
1114120360                O                  02/01/20
0

9639074       956/956     F                  521,000.00         ZZ
                          180                517,052.74         1
                          4.8750             4086.19            72
                          4.6250             4086.19
BRANFORD      CT 06405    2                  12/23/04           00
1114120608                05                 02/01/05           0.0000
1114120608                O                  01/01/20
0

9639076       956/956     F                  450,000.00         ZZ
                          180                448,333.93         1
                          5.1250             3587.94            59
                          4.8750             3587.94
BRENTWOOD     CA 94513    5                  01/10/05           00
1114120702                05                 03/01/05           0.0000
1114120702                O                  02/01/20
0

9639078       956/956     F                  420,000.00         ZZ
                          180                418,461.21         1
                          5.2500             3376.29            76
                          5.0000             3376.29
PHOENIX       AZ 85003    2                  01/10/05           00
1114120758                05                 03/01/05           0.0000
1114120758                O                  02/01/20
0

9639080       956/956     F                  875,000.00         ZZ
                          180                871,692.09         1
                          4.8750             6862.60            65
                          4.6250             6862.60
JACKSONVILLE  FL 32257    1                  01/12/05           00
1215010006                05                 03/01/05           0.0000
1215010006                O                  02/01/20
0

9639082       956/956     F                  590,000.00         ZZ
                          180                585,576.11         1
                          5.0000             4665.68            54
                          4.7500             4665.68
LA JOLLA      CA 92037    2                  12/23/04           00
1514110085                09                 02/01/05           0.0000
1514110085                O                  01/01/20
0

9639084       956/956     F                  565,000.00         ZZ
                          180                560,807.39         1
                          5.1250             4504.86            36
                          4.8750             4504.86
VENICE        CA 90291    2                  12/28/04           00
1514120058                05                 02/01/05           0.0000
1514120058                O                  01/01/20
0

9639086       956/956     F                  540,000.00         ZZ
                          180                535,951.00         1
                          5.0000             4270.29            66
                          4.7500             4270.29
SAN DIEGO     CA 92109    2                  12/27/04           00
1514120067                01                 02/01/05           0.0000
1514120067                O                  01/01/20
0

9639088       956/956     F                  498,000.00         ZZ
                          180                496,156.21         1
                          5.1250             3970.66            53
                          4.8750             3970.66
COSTA MESA    CA 92626    2                  01/08/05           00
1514120102                05                 03/01/05           0.0000
1514120102                O                  02/01/20
0

9639090       956/956     F                  383,500.00         ZZ
                          180                382,050.19         1
                          4.8750             3007.78            77
                          4.6250             3007.78
CEDAR HILL    TX 75104    2                  01/19/05           00
1614120040                03                 03/01/05           0.0000
1614120040                O                  02/01/20
0

9639092       956/956     F                  624,800.00         ZZ
                          180                622,510.87         1
                          5.2500             5022.63            59
                          5.0000             5022.63
PLANO         TX 75024    2                  01/19/05           00
1615010038                03                 03/01/05           0.0000
1615010038                O                  02/01/20
0

9639094       956/956     F                  460,500.00         ZZ
                          180                457,188.34         1
                          5.5000             3762.67            41
                          5.2500             3762.67
SAN MARINO    CA 91108    2                  12/20/04           00
1914110013                05                 02/01/05           0.0000
1914110013                O                  01/01/20
0

9639096       956/956     F                  638,000.00         ZZ
                          180                635,637.89         1
                          5.1250             5086.90            68
                          4.8750             5086.90
NAPERVILLE    IL 60540    2                  01/07/05           00
2314120043                03                 03/01/05           0.0000
2314120043                O                  02/01/20
0

9639098       956/956     F                  400,000.00         ZZ
                          180                398,503.50         1
                          5.0000             3163.17            64
                          4.7500             3163.17
SAINT CHARLES IL 60174    5                  01/04/05           00
2314120071                03                 03/01/05           0.0000
2314120071                O                  02/01/20
0

9639100       956/956     F                  1,000,000.00       ZZ
                          180                996,297.63         1
                          5.1250             7973.20            63
                          4.8750             7973.20
JONESBORO     GA 30236    2                  01/21/05           00
2714120035                03                 03/01/05           0.0000
2714120035                O                  02/01/20
0

9639102       956/956     F                  422,000.00         ZZ
                          180                418,901.02         1
                          5.2500             3392.36            53
                          5.0000             3392.36
HOPKINTON     MA 01748    2                  12/31/04           00
2814120037                05                 02/01/05           0.0000
2814120037                O                  01/01/20
0

9639104       956/956     F                  529,700.00         ZZ
                          180                527,697.49         1
                          4.8750             4154.42            79
                          4.6250             4154.42
HOUSTON       TX 77030    2                  01/17/05           00
3215010001                05                 03/01/05           0.0000
3215010001                O                  02/01/20
0

9639106       956/956     F                  385,000.00         ZZ
                          180                383,604.19         1
                          5.3750             3120.29            70
                          5.1250             3120.29
STAMFORD      CT 06902    5                  01/10/05           00
3414120014                05                 03/01/05           0.0000
3414120014                O                  02/01/20
0

9639108       956/956     F                  370,000.00         ZZ
                          180                368,630.12         1
                          5.1250             2950.09            58
                          4.8750             2950.09
SOUTHBURY     CT 06488    2                  01/18/05           00
3415010029                05                 03/01/05           0.0000
3415010029                O                  02/01/20
0

9639110       956/956     F                  665,000.00         ZZ
                          180                660,116.52         1
                          5.2500             5345.79            64
                          5.0000             5345.79
LAS VEGAS     NV 89113    2                  12/22/04           00
3714120053                03                 02/01/05           0.0000
3714120053                O                  01/01/20
0

9639112       956/956     F                  671,000.00         ZZ
                          180                668,489.60         1
                          5.0000             5306.23            75
                          4.7500             5306.23
FALLSTON      MD 21047    2                  01/14/05           00
4414120046                03                 03/01/05           0.0000
4414120046                O                  02/01/20
0

9639114       956/956     F                  600,000.00         ZZ
                          180                595,501.13         1
                          5.0000             4744.76            64
                          4.7500             4744.76
ROCKVILLE     MD 20850    2                  12/30/04           00
4414120060                05                 02/01/05           0.0000
4414120060                O                  01/01/20
0

9639116       956/956     F                  413,000.00         ZZ
                          180                411,470.92         1
                          5.1250             3292.93            59
                          4.8750             3292.93
BETHESDA      MD 20817    2                  01/07/05           00
4414120077                05                 03/01/05           0.0000
4414120077                O                  02/01/20
0

9639118       956/956     F                  410,950.00         ZZ
                          180                407,900.52         1
                          5.1250             3276.59            67
                          4.8750             3276.59
OWINGS MILLS  MD 21117    2                  12/30/04           00
4414120079                03                 02/01/05           0.0000
4414120079                O                  01/01/20
0

9639120       956/956     F                  585,000.00         ZZ
                          180                582,856.70         1
                          5.2500             4702.68            46
                          5.0000             4702.68
SILVER SPRING MD 20905    5                  01/18/05           00
4414120092                03                 03/01/05           0.0000
4414120092                O                  02/01/20
0

9639122       956/956     F                  423,000.00         ZZ
                          180                421,433.89         1
                          5.1250             3372.67            50
                          4.8750             3372.67
SHINGLE SPRINGCA 95682    2                  01/07/05           00
4514120073                03                 03/01/05           0.0000
4514120073                O                  02/01/20
0

9639124       956/956     F                  433,000.00         ZZ
                          180                431,430.16         1
                          5.3750             3509.32            77
                          5.1250             3509.32
DOUGLASVILLE  GA 30135    2                  01/19/05           00
4614120074                03                 03/01/05           0.0000
4614120074                O                  02/01/20
0

9639126       956/956     F                  345,000.00         ZZ
                          180                343,722.68         1
                          5.1250             2750.76            50
                          4.8750             2750.76
WILLOWBROOK   IL 60527    2                  01/14/05           00
4714120050                05                 03/01/05           0.0000
4714120050                O                  02/01/20
0

9639128       956/956     F                  640,000.00         ZZ
                          180                637,630.48         1
                          5.1250             5102.85            53
                          4.8750             5102.85
GLENCOE       IL 60022    5                  01/12/05           00
4714120074                05                 03/01/05           0.0000
4714120074                O                  02/01/20
0

9639130       956/956     F                  473,500.00         ZZ
                          180                469,912.61         1
                          4.8750             3713.65            76
                          4.6250             3713.65
LOOKOUT MOUNTATN 37350    2                  12/29/04           00
5414120074                05                 02/01/05           0.0000
5414120074                O                  01/01/20
0

9639132       956/956     F                  448,500.00         ZZ
                          180                446,804.46         1
                          4.8750             3517.57            70
                          4.6250             3517.57
KENOSHA       WI 53144    2                  01/19/05           00
5414120078                05                 03/01/05           0.0000
5414120078                O                  02/01/20
0

9639134       956/956     F                  432,000.00         ZZ
                          180                430,383.77         1
                          5.0000             3416.23            80
                          4.7500             3416.23
CHATTANOOGA   TN 37421    1                  01/10/05           00
5414120095                03                 03/01/05           0.0000
5414120095                O                  02/01/20
0

9639136       956/956     F                  388,000.00         ZZ
                          180                386,548.39         1
                          5.0000             3068.28            80
                          4.7500             3068.28
BELLEAIR BEACHFL 33786    2                  01/18/05           00
5415010021                01                 03/01/05           0.0000
5415010021                O                  02/01/20
0

9639138       956/956     F                  498,800.00         ZZ
                          180                495,059.93         1
                          5.0000             3944.48            78
                          4.7500             3944.48
REDMOND       WA 98053    2                  12/30/04           00
5514120024                03                 02/01/05           0.0000
5514120024                O                  01/01/20
0

9639140       956/956     F                  599,000.00         ZZ
                          180                596,758.98         1
                          5.0000             4736.85            55
                          4.7500             4736.85
GOLETA        CA 93117    2                  01/12/05           00
6514120022                03                 03/01/05           0.0000
6514120022                O                  02/01/20
0

9639142       956/956     F                  450,000.00         ZZ
                          180                448,316.43         1
                          5.0000             3558.57            74
                          4.7500             3558.57
HIGLEY        AZ 85297    1                  01/07/05           00
7314120026                03                 03/01/05           0.0000
7314120026                O                  02/01/20
0

9642757       F28/G01     F                  558,000.00         ZZ
                          180                536,300.73         1
                          4.7500             4340.30            75
                          4.5000             4340.30
NEWTOWN SQUAREPA 19073    5                  04/02/04           00
0438561748                05                 06/01/04           0.0000
2191305                   O                  05/01/19
0

9649646       696/G01     F                  566,000.00         ZZ
                          180                566,000.00         1
                          5.3750             4587.23            52
                          5.1250             4587.23
MCLEAN        VA 22101    2                  02/04/05           00
0438932139                03                 04/01/05           0.0000
25105016                  O                  03/01/20
0

9656645       E22/G01     F                  333,000.00         ZZ
                          120                324,424.57         1
                          5.1250             3552.36            30
                          4.8750             3552.36
DALLAS        TX 75230    2                  10/29/04           00
0422112086                05                 12/01/04           0.0000
0422112086                O                  11/01/14
0

9661033       E82/G01     F                  290,500.00         ZZ
                          180                285,471.40         1
                          5.5000             2373.63            49
                          5.2500             2373.63
GIG HARBOR    WA 98335    2                  11/04/04           00
0401027826                05                 01/01/05           0.0000
0401027826                O                  12/01/19
0

9673103       550/550     F                  500,000.00         ZZ
                          180                494,434.23         1
                          5.1500             3993.15            18
                          4.9000             3993.15
WASHINGTON    DC 20008    2                  11/05/04           00
120730853                 05                 01/01/05           0.0000
120730853                 O                  12/01/19
0

9694555       369/G01     F                  563,000.00         ZZ
                          180                544,648.48         1
                          5.3750             4562.92            38
                          5.1250             4562.92
SCOTTSDALE    AZ 85255    2                  09/23/04           00
0438662108                05                 11/01/04           0.0000
0078682549                O                  10/01/19
0

9696643       E22/G01     F                  500,000.00         ZZ
                          180                493,060.92         1
                          5.0000             3953.97            55
                          4.7500             3953.97
CHAPEL HILL   NC 27517    2                  11/24/04           00
0422526491                03                 01/01/05           0.0000
0422526491                O                  12/01/19
0

9697369       168/G01     F                  720,000.00         ZZ
                          180                701,855.34         1
                          5.6250             5930.87            80
                          5.3750             5930.87
CHEVY CHASE   MD 20815    1                  08/04/04           00
0438672768                05                 09/01/04           0.0000
0529739119                O                  08/01/19
0

9697397       168/G01     F                  552,000.00         ZZ
                          180                542,007.32         1
                          5.5000             4510.30            80
                          5.2500             4510.30
BELLEVUE      WA 98004    2                  09/22/04           00
0438668634                06                 11/01/04           0.0000
0539330493                O                  10/01/19
0

9697457       286/286     F                  587,500.00         ZZ
                          180                581,014.28         1
                          5.2500             4722.79            46
                          5.0000             4722.79
BETHESDA      MD 20814    2                  11/09/04           00
3626267                   05                 01/01/05           0.0000
3626267                   O                  12/01/19
0

9697519       286/286     F                  1,000,000.00       ZZ
                          180                985,095.34         1
                          5.1250             7973.21            46
                          4.8750             7973.21
SAVANNAH      GA 31406    2                  10/26/04           00
3628864                   05                 12/01/04           0.0000
3628864                   O                  11/01/19
0

9697523       286/286     F                  502,500.00         ZZ
                          180                493,213.84         1
                          5.2500             4039.49            23
                          5.0000             4039.49
SUGARLAND     TX 77479    2                  09/17/04           00
3616295                   05                 11/01/04           0.0000
3616295                   O                  10/01/19
0

9703161       Q44/G01     F                  469,450.00         ZZ
                          180                464,159.00         1
                          5.0000             3712.38            24
                          4.7500             3712.38
FRANKLIN      MI 48025    2                  11/22/04           00
0438670192                05                 01/01/05           0.0000
14384                     O                  12/01/19
0

9703733       E22/G01     F                  512,000.00         ZZ
                          120                502,001.51         1
                          4.8750             5399.33            80
                          4.6250             5399.33
TOCCOA        GA 30577    2                  11/30/04           00
0422359067                05                 01/01/05           0.0000
0422359067                O                  12/01/14
0

9708975       E82/G01     F                  248,200.00         T
                          180                246,415.08         1
                          5.5000             2028.00            76
                          5.2500             2028.00
VAIL          CO 81657    2                  12/06/04           00
0401037387                01                 02/01/05           0.0000
0401037387                O                  01/01/20
0

9709315       F28/G01     F                  390,000.00         ZZ
                          180                384,246.80         1
                          5.2500             3135.12            60
                          5.0000             3135.12
NORTH EASTON  MA 02356    5                  10/28/04           00
0438701724                05                 12/01/04           0.0000
2097348                   O                  11/01/19
0

9709331       F28/G01     F                  600,000.00         ZZ
                          180                591,149.04         1
                          5.2500             4823.27            43
                          5.0000             4823.27
FRONTENAC     MO 63131    2                  10/25/04           00
0438702300                05                 12/01/04           0.0000
2315288                   O                  11/01/19
0

9712347       253/253     F                  239,300.00         ZZ
                          180                236,427.28         1
                          5.2500             1923.68            47
                          5.0000             1923.68
RICHMOND      TX 77469    4                  11/18/04           00
338951                    03                 01/01/05           0.0000
338951                    O                  12/01/19
0

9726071       E82/G01     F                  422,100.00         ZZ
                          180                419,096.26         1
                          5.6250             3476.95            45
                          5.3750             3476.95
NEW CITY      NY 10956    2                  12/15/04           00
0401039037                05                 02/01/05           0.0000
0401039037                O                  01/01/20
0

9733027       025/025     F                  567,000.00         ZZ
                          180                555,031.21         1
                          5.8750             4746.46            41
                          5.6250             4746.46
FORT MYERS    FL 33919    2                  08/17/04           00
0029962164                05                 10/01/04           0.0000
0029962164                O                  09/01/19
0

9733041       025/025     F                  600,000.00         ZZ
                          170                588,083.22         1
                          5.3750             5049.60            44
                          5.1250             5049.60
MANAKIN SABOT VA 23103    4                  10/12/04           00
0133499186                03                 11/01/04           0.0000
0133499186                O                  12/01/18
0

9733049       025/025     F                  550,000.00         ZZ
                          180                538,269.20         1
                          5.7500             4567.26            67
                          5.5000             4567.26
ALEXANDRIA    VA 22305    5                  08/25/04           00
0134667666                05                 10/01/04           0.0000
0134667666                O                  09/01/19
0

9733083       025/025     F                  488,000.00         ZZ
                          180                481,021.84         1
                          5.6250             4019.82            79
                          5.3750             4019.82
URBANA        IL 61802    5                  09/28/04           00
0134807387                03                 12/01/04           0.0000
0134807387                O                  11/01/19
0

9733105       025/025     F                  407,850.00         ZZ
                          180                401,833.56         1
                          5.2500             3278.62            80
                          5.0000             3278.62
ELKRIDGE      MD 21705    1                  10/15/04           00
0134895655                03                 12/01/04           0.0000
0134895655                O                  11/01/19
0

9733127       025/025     F                  1,000,000.00       ZZ
                          180                975,002.88         1
                          5.7500             8304.10            39
                          5.5000             8304.10
BARRINGTON    IL 60010    2                  10/21/04           00
0142678028                05                 12/01/04           0.0000
0142678028                O                  11/01/19
0

9733129       025/025     F                  500,000.00         ZZ
                          180                494,594.05         1
                          5.5000             4085.42            41
                          5.2500             4085.42
NORMAN        OK 73072    1                  11/09/04           00
0142683374                05                 01/01/05           0.0000
0142683374                O                  12/01/19
0

9735641       944/G01     F                  416,000.00         ZZ
                          180                411,107.02         1
                          4.7500             3235.78            80
                          4.5000             3235.78
MIDDLE RIVER  MD 21220    1                  11/29/04           00
0438789166                05                 01/01/05           0.0000
W01796306                 O                  12/01/19
0

9739077       Y65/G01     F                  464,000.00         ZZ
                          180                456,897.01         1
                          5.5000             3791.27            80
                          5.2500             3791.27
WHITE PLAINS  NY 10607    1                  10/08/04           00
0438802456                05                 12/01/04           0.0000
40228241                  O                  11/01/19
0

9747615       H81/U57     F                  380,000.00         ZZ
                          180                377,150.70         1
                          5.0000             3005.02            70
                          4.7500             3005.02
MURRIETA      CA 92562    5                  12/13/04           00
0438793762                05                 02/01/05           0.0000
47040240                  O                  01/01/20
0

9757439       E22/U57     F                  425,000.00         ZZ
                          180                421,878.98         1
                          5.2500             3416.48            48
                          5.0000             3416.48
NORWALK       CT 06851    5                  12/30/04           00
0422851741                05                 02/01/05           0.0000
0422851741                O                  01/01/20
0

9766799       Y69/G01     F                  498,500.00         ZZ
                          180                494,839.21         1
                          5.2500             4007.34            42
                          5.0000             4007.34
SCOTTSDALE    AZ 85259    2                  12/08/04           00
0438855124                03                 02/01/05           0.0000
1010021096                O                  01/01/20
0

9772695       E82/G01     F                  344,200.00         ZZ
                          180                342,938.93         1
                          5.2500             2766.95            44
                          5.0000             2766.95
MERION        PA 19066    2                  01/12/05           00
0401055439                05                 03/01/05           0.0000
0401055439                O                  02/01/20
0

9783631       944/G01     F                  860,000.00         ZZ
                          180                853,618.32         1
                          5.1250             6856.96            65
                          4.8750             6856.96
SEATTLE       WA 98178    2                  12/27/04           00
0438894297                05                 02/01/05           0.0000
W01800203                 O                  01/01/20
0

9785105       E82/G01     F                  515,000.00         ZZ
                          180                513,113.16         1
                          5.2500             4139.97            45
                          5.0000             4139.97
BOXFORD       MA 01921    5                  01/24/05           00
0401065024                05                 03/01/05           0.0000
0401065024                O                  02/01/20
0

9785865       253/253     F                  324,900.00         ZZ
                          180                323,722.07         1
                          5.3750             2633.21            45
                          5.1250             2633.21
CARMEL        IN 46033    4                  01/11/05           00
342564                    03                 03/01/05           0.0000
342564                    O                  02/01/20
0

9786207       E82/G01     F                  496,000.00         ZZ
                          180                494,182.76         1
                          5.2500             3987.24            67
                          5.0000             3987.24
MISSION VIEJO CA 92692    2                  01/25/05           00
0401065917                29                 03/01/05           0.0000
0401065917                O                  02/01/20
0

9786699       944/G01     F                  488,000.00         ZZ
                          180                484,416.34         1
                          5.2500             3922.92            80
                          5.0000             3922.92
FLOWER MOUND  TX 75028    2                  12/29/04           00
0438910085                03                 02/01/05           0.0000
W01795276                 O                  01/01/20
0

9786905       944/G01     F                  520,000.00         ZZ
                          180                516,100.97         1
                          5.0000             4112.13            53
                          4.7500             4112.13
ROCKVILLE     MD 20850    2                  12/31/04           00
0438895096                03                 02/01/05           0.0000
W01800878                 O                  01/01/20
0

9790045       E82/G01     F                  346,600.00         T
                          180                345,330.14         1
                          5.2500             2786.24            74
                          5.0000             2786.24
WILMINGTON    NC 28405    2                  01/28/05           00
0401067244                03                 03/01/05           0.0000
0401067244                O                  02/01/20
0

9790281       E82/G01     F                  296,400.00         ZZ
                          180                295,314.05         1
                          5.2500             2382.70            69
                          5.0000             2382.70
MILTON        WA 98354    2                  01/27/05           00
0401056221                05                 03/01/05           0.0000
0401056221                O                  02/01/20
0

9795999       944/G01     F                  405,000.00         ZZ
                          180                403,547.06         1
                          5.5000             3309.19            48
                          5.2500             3309.19
YUBA CITY     CA 95991    5                  01/05/05           00
0438909657                05                 03/01/05           0.0000
01801175                  O                  02/01/20
0

9796037       944/G01     F                  400,000.00         ZZ
                          180                398,503.50         1
                          5.0000             3163.17            62
                          4.7500             3163.17
RICHMOND      VA 23233    2                  01/07/05           00
0438906232                05                 03/01/05           0.0000
01802671                  O                  02/01/20
0

9796087       944/G01     F                  865,000.00         ZZ
                          180                861,830.84         1
                          5.2500             6953.54            68
                          5.0000             6953.54
LAFAYETTE     CA 94549    2                  01/06/05           00
0438910424                03                 03/01/05           0.0000
01801778                  O                  02/01/20
0

9796089       944/G01     F                  510,000.00         ZZ
                          180                508,071.96         1
                          4.8750             3999.92            78
                          4.6250             3999.92
CAMINO        CA 95709    2                  01/10/05           00
0438908477                05                 03/01/05           0.0000
01801755                  O                  02/01/20
0

9796091       944/G01     F                  452,000.00         ZZ
                          180                450,361.28         1
                          5.3750             3663.30            44
                          5.1250             3663.30
DUBLIN        CA 94568    2                  01/07/05           00
0438905804                03                 03/01/05           0.0000
01801960                  O                  02/01/20
0

9796531       E82/G01     F                  242,800.00         ZZ
                          120                242,800.00         1
                          5.5000             2635.02            35
                          5.2500             2635.02
CATAUMET      MA 02534    2                  01/31/05           00
0401062971                05                 04/01/05           0.0000
0401062971                O                  03/01/15
0

9799535       356/G01     F                  382,000.00         ZZ
                          180                380,629.57         1
                          5.5000             3121.26            78
                          5.2500             3121.26
GILROY        CA 95020    2                  01/12/05           00
0438923898                03                 03/01/05           0.0000
29173747                  O                  02/01/20
0

9799857       E22/G01     F                  505,000.00         ZZ
                          180                503,129.77         1
                          5.1250             4026.47            64
                          4.8750             4026.47
MONTCLAIR     NJ 07042    2                  01/31/05           00
0423067735                05                 03/01/05           0.0000
0423067735                O                  02/01/20
0

9800087       E82/G01     F                  435,600.00         ZZ
                          180                435,600.00         1
                          5.0000             3444.67            63
                          4.7500             3444.67
SOUTH PASADENACA 91030    2                  02/01/05           00
0401068655                05                 04/01/05           0.0000
0401068655                O                  03/01/20
0

9800111       E82/G01     F                  299,000.00         ZZ
                          120                299,000.00         1
                          5.3750             3226.45            53
                          5.1250             3226.45
LAGUNA NIGUEL CA 92677    2                  02/02/05           00
0401064415                05                 04/01/05           0.0000
0401064415                O                  03/01/15
0

9800633       E22/G01     F                  200,000.00         ZZ
                          180                199,297.51         2
                          5.7500             1660.82            40
                          5.5000             1660.82
BROOKLYN      NY 11230    5                  02/02/05           00
0422946202                05                 03/01/05           0.0000
0422946202                O                  02/01/20
0

9800649       E22/G01     F                  60,000.00          TX
                          180                60,000.00          1
                          5.7500             498.25             27
                          5.5000             498.25
WILDORADO     TX 79098    5                  02/01/05           00
0422967984                05                 04/01/05           0.0000
0422967984                O                  03/01/20
0

9800925       E22/G01     F                  101,000.00         ZZ
                          180                100,637.67         1
                          5.5000             825.25             74
                          5.2500             825.25
SOUTH BEND    IN 46613    2                  02/02/05           00
0423247295                05                 03/01/05           0.0000
0423247295                O                  02/01/20
0

9801341       356/G01     F                  415,000.00         ZZ
                          180                413,495.41         1
                          5.3750             3363.44            48
                          5.1250             3363.44
SUNNYVALE     CA 94087    2                  01/13/05           00
0438930141                05                 03/01/05           0.0000
29174562                  O                  02/01/20
0

9801367       168/G01     F                  558,000.00         ZZ
                          180                554,070.73         1
                          5.7500             4633.69            44
                          5.5000             4633.69
BEVERLY HILLS CA 90211    5                  12/10/04           00
0438925208                05                 02/01/05           0.0000
0539832901                O                  01/01/20
0

9801371       168/G01     F                  650,000.00         ZZ
                          180                645,276.30         1
                          5.3750             5268.03            65
                          5.1250             5268.03
COLUMBUS      OH 43221    5                  11/30/04           00
0438925067                05                 02/01/05           0.0000
0539732354                O                  01/01/20
0

9801373       168/G01     F                  406,000.00         ZZ
                          180                401,389.38         1
                          5.2500             3263.75            67
                          5.0000             3263.75
GRANADA HILLS CA 91344    2                  12/01/04           00
0438924854                05                 01/01/05           0.0000
0539699721                O                  12/01/19
0

9801375       168/G01     F                  670,000.00         ZZ
                          180                665,130.96         1
                          5.3750             5430.12            79
                          5.1250             5430.12
BLOOMFIELD TWPMI 48301    2                  12/06/04           00
0438932345                05                 02/01/05           0.0000
0539699632                O                  01/01/20
0

9801379       168/G01     F                  508,500.00         ZZ
                          180                503,002.13         1
                          5.5000             4154.87            80
                          5.2500             4154.87
GROSSE POINTE MI 48230    2                  11/12/04           00
0438927428                05                 01/01/05           0.0000
0539648337                O                  12/01/19
0

9801383       168/G01     F                  360,000.00         ZZ
                          180                357,411.07         1
                          5.5000             2941.50            57
                          5.2500             2941.50
WESTFORD      MA 01886    2                  12/28/04           00
0438928913                05                 02/01/05           0.0000
0539807583                O                  01/01/20
0

9801385       168/G01     F                  400,000.00         ZZ
                          180                395,491.73         1
                          5.0000             3163.18            24
                          4.7500             3163.18
SAN CARLOS    CA 94070    5                  11/23/04           00
0438924797                05                 01/01/05           0.0000
0539735728                O                  12/01/19
0

9801387       168/G01     F                  408,800.00         ZZ
                          180                404,287.07         1
                          5.2500             3286.25            80
                          5.0000             3286.25
LUTHERVILLE   MD 21093    1                  11/18/04           00
0438924961                05                 01/01/05           0.0000
0539446505                O                  12/01/19
0

9801389       168/G01     F                  425,000.00         ZZ
                          180                421,855.67         1
                          5.3750             3444.48            59
                          5.1250             3444.48
WASHINGTON    DC 20016    5                  12/10/04           00
0438929176                05                 02/01/05           0.0000
0539798495                O                  01/01/20
0

9801391       168/G01     F                  490,000.00         ZZ
                          180                482,254.48         1
                          5.2500             3939.01            75
                          5.0000             3939.01
ELLICOTT CITY MD 21042    5                  11/03/04           00
0438930646                03                 12/01/04           0.0000
0539506508                O                  11/01/19
0

9801393       168/G01     F                  450,000.00         ZZ
                          180                444,822.56         1
                          4.7500             3500.25            47
                          4.5000             3500.25
NEW CANAAN    CT 06840    1                  11/01/04           00
0438929648                05                 01/01/05           0.0000
539302597                 O                  12/01/19
0

9801395       168/G01     F                  502,000.00         ZZ
                          180                496,458.16         1
                          5.2500             4035.47            60
                          5.0000             4035.47
DENVILLE      NJ 07834    5                  11/18/04           00
0438931891                05                 01/01/05           0.0000
0539537667                O                  12/01/19
0

9801397       168/G01     F                  600,000.00         ZZ
                          180                590,871.40         1
                          4.8750             4705.79            75
                          4.6250             4705.79
GIG HARBOR    WA 98332    1                  10/20/04           00
0438926859                05                 12/01/04           0.0000
0539435031                O                  11/01/19
0

9801399       168/G01     F                  598,000.00         ZZ
                          180                591,534.47         1
                          5.5000             4886.16            65
                          5.2500             4886.16
NORTH HAMPTON NH 03862    2                  11/22/04           00
0438924912                05                 01/01/05           0.0000
0539730637                O                  12/01/19
0

9801401       168/G01     F                  637,100.00         ZZ
                          180                632,470.05         1
                          5.3750             5163.48            80
                          5.1250             5163.48
ROCKVILLE     MD 20850    1                  12/08/04           00
0438926735                03                 02/01/05           0.0000
0539663743                O                  01/01/20
0

9801403       168/G01     F                  900,000.00         ZZ
                          180                890,064.45         1
                          5.2500             7234.90            80
                          5.0000             7234.90
BIRMINGHAM    AL 35213    1                  11/16/04           00
0438926412                05                 01/01/05           0.0000
0539436372                O                  12/01/19
0

9801407       168/G01     F                  650,000.00         ZZ
                          180                642,824.32         1
                          5.2500             5225.21            80
                          5.0000             5225.21
LEXINGTON     MA 02421    1                  11/17/04           00
0438938821                05                 01/01/05           0.0000
0539526266                O                  12/01/19
0

9801409       168/G01     F                  1,000,000.00       ZZ
                          180                996,412.50         1
                          5.5000             8170.83            69
                          5.2500             8170.83
PARK RIDGE    IL 60068    2                  12/30/04           00
0438929135                05                 03/01/05           0.0000
529643588                 O                  02/01/20
0

9802281       E22/G01     F                  72,650.00          ZZ
                          180                72,650.00          1
                          5.3750             588.80             56
                          5.1250             588.80
PUEBLO        CO 81003    5                  02/03/05           00
0422724211                05                 04/01/05           0.0000
0422724211                O                  03/01/20
0

9802993       L46/L46     F                  617,550.00         ZZ
                          180                615,263.59         1
                          5.1250             4923.86            78
                          4.8750             4923.86
GRAND BLANC   MI 48439    2                  01/31/05           00
0002170959                29                 03/01/05           0.0000
0002170959                O                  02/01/20
0

9803271       E22/G01     F                  306,000.00         ZZ
                          180                306,000.00         1
                          5.2500             2459.87            80
                          5.0000             2459.87
BUMPASS       VA 23024    5                  02/04/05           00
0423071562                03                 04/01/05           0.0000
0423071562                O                  03/01/20
0

9803505       E22/G01     F                  96,000.00          ZZ
                          180                96,000.00          1
                          5.5000             784.40             56
                          5.2500             784.40
ACTON         ME 04001    5                  02/04/05           00
0422748608                05                 04/01/05           0.0000
0422748608                O                  03/01/20
0

9803565       E82/G01     F                  243,500.00         ZZ
                          180                243,500.00         1
                          5.2500             1957.44            41
                          5.0000             1957.44
WARRENVILLE   IL 60555    2                  02/07/05           00
0401072855                05                 04/01/05           0.0000
0401072855                O                  03/01/20
0

9803567       E82/G01     F                  483,000.00         ZZ
                          180                483,000.00         1
                          5.3750             3914.55            74
                          5.1250             3914.55
PFAFFTOWN     NC 27040    2                  02/07/05           00
0401059118                05                 04/01/05           0.0000
0401059118                O                  03/01/20
0

9803915       L01/G01     F                  630,000.00         ZZ
                          180                630,000.00         1
                          5.1250             5023.12            75
                          4.8750             5023.12
SAMMAMISH     WA 98075    2                  02/03/05           00
0438954323                03                 04/01/05           0.0000
19003181                  O                  03/01/20
0

9805661       E82/G01     F                  265,000.00         ZZ
                          180                265,000.00         1
                          5.2500             2130.28            83
                          5.0000             2130.28
DURHAM        NC 27713    2                  02/08/05           04
0401075718                03                 04/01/05           6.0000
0401075718                O                  03/01/20
0

9806281       Y69/G01     F                  375,000.00         ZZ
                          180                373,640.44         1
                          5.3750             3039.25            47
                          5.1250             3039.25
WALNUT CREEK  CA 94596    5                  01/24/05           00
0438975104                05                 03/01/05           0.0000
1040024918                O                  02/01/20
0

9806283       Y69/G01     F                  534,300.00         ZZ
                          180                530,417.12         1
                          5.3750             4330.32            77
                          5.1250             4330.32
CYPRESS       TX 77429    2                  12/27/04           00
0438975112                03                 02/01/05           0.0000
3010022461                O                  01/01/20
0

9806289       Y69/G01     F                  400,000.00         ZZ
                          180                398,534.48         1
                          5.2500             3215.52            23
                          5.0000             3215.52
CAMARILL      CA 93012    1                  01/31/05           00
0438975195                05                 03/01/05           0.0000
1030022179                O                  02/01/20
0

9808881       E22/G01     F                  100,000.00         ZZ
                          120                100,000.00         1
                          5.5000             1085.26            40
                          5.2500             1085.26
NEW ORLEANS   LA 70130    5                  02/09/05           00
0423216456                05                 04/01/05           0.0000
0423216456                O                  03/01/15
0

9808885       E22/G01     F                  85,000.00          ZZ
                          180                85,000.00          1
                          4.7500             661.16             55
                          4.5000             661.16
SPOKANE       WA 99202    2                  02/04/05           00
0423217918                05                 04/01/05           0.0000
0423217918                O                  03/01/20
0

9809129       E22/G01     F                  135,000.00         TX
                          180                135,000.00         1
                          5.5000             1103.06            75
                          5.2500             1103.06
HOUSTON       TX 77057    5                  02/09/05           00
0423059054                01                 04/01/05           0.0000
0423059054                O                  03/01/20
0

9809371       696/G01     F                  738,000.00         ZZ
                          180                738,000.00         1
                          5.2500             5932.63            57
                          5.0000             5932.63
ARLINGTON     VA 22207    2                  02/09/05           00
0438936106                05                 04/01/05           0.0000
22305010                  O                  03/01/20
0

9809443       E82/G01     F                  395,000.00         ZZ
                          180                395,000.00         1
                          5.3750             3201.34            55
                          5.1250             3201.34
DAVIDSONVILLE MD 21035    2                  02/04/05           00
0401073671                03                 04/01/05           0.0000
0401073671                O                  03/01/20
0

9811865       025/025     F                  423,000.00         ZZ
                          171                412,554.11         1
                          5.5000             3573.79            80
                          5.2500             3573.79
NASHVILLE     TN 37221    2                  10/18/04           00
0028395507                03                 12/01/04           0.0000
0028395507                O                  02/01/19
0

9811867       025/025     F                  673,500.00         ZZ
                          180                668,807.24         1
                          5.8750             5637.99            34
                          5.6250             5637.99
HILTON HEAD ISSC 29926    5                  12/10/04           00
0029364205                05                 02/01/05           0.0000
0029364205                O                  01/01/20
0

9811869       025/025     F                  454,200.00         ZZ
                          180                445,892.45         1
                          5.3750             3681.13            59
                          5.1250             3681.13
MIAMI         FL 33170    5                  09/22/04           00
0029666781                05                 11/01/04           0.0000
0029666781                O                  10/01/19
0

9811871       025/025     F                  400,000.00         ZZ
                          180                396,901.08         1
                          5.2500             3215.51            80
                          5.0000             3215.51
MIAMI         FL 33156    1                  12/06/04           00
0029679594                05                 02/01/05           0.0000
0029679594                O                  01/01/20
0

9811873       025/025     F                  600,000.00         T
                          180                593,512.85         1
                          5.5000             4902.50            70
                          5.2500             4902.50
ROBBINSVILLE  NC 28771    2                  11/30/04           00
0029693199                05                 01/01/05           0.0000
0029693199                O                  12/01/19
0

9811875       025/025     F                  500,000.00         ZZ
                          180                494,537.36         1
                          5.3750             4052.33            59
                          5.1250             4052.33
OCALA         FL 34480    1                  11/29/04           00
0029727757                05                 01/01/05           0.0000
0029727757                O                  12/01/19
0

9811877       025/025     F                  520,100.00         ZZ
                          180                512,506.70         1
                          5.3750             4215.23            75
                          5.1250             4215.23
ROME          GA 30165    2                  10/13/04           00
0029838588                05                 12/01/04           0.0000
0029838588                O                  11/01/19
0

9811879       025/025     F                  650,000.00         T
                          180                638,354.42         1
                          5.6250             5354.26            64
                          5.3750             5354.26
HILTON HEAD ISSC 29928    1                  09/22/04           00
0029916368                05                 11/01/04           0.0000
0029916368                O                  10/01/19
0

9811881       025/025     F                  400,000.00         ZZ
                          180                394,160.14         1
                          5.3750             3241.86            80
                          5.1250             3241.86
ATLANTA       GA 30307    5                  10/13/04           00
0030078752                05                 12/01/04           0.0000
0030078752                O                  11/01/19
0

9811883       025/025     F                  430,000.00         ZZ
                          180                425,399.23         1
                          5.6250             3542.05            75
                          5.3750             3542.05
JOHNSON CITY  TN 37604    5                  11/15/04           00
0030109805                05                 01/01/05           0.0000
0030109805                O                  12/01/19
0

9811887       025/025     F                  562,500.00         ZZ
                          180                556,354.54         1
                          5.3750             4558.87            75
                          5.1250             4558.87
TALLAHASSEE   FL 32312    5                  11/24/04           00
0030980668                05                 01/01/05           0.0000
0030980668                O                  12/01/19
0

9811889       025/025     F                  352,800.00         T
                          180                344,838.24         1
                          5.7500             2929.69            80
                          5.5000             2929.69
HOMOSASSA     FL 34448    1                  11/15/04           00
0031727258                03                 01/01/05           0.0000
0031727258                O                  12/01/19
0

9811891       025/025     F                  500,000.00         ZZ
                          180                492,470.55         1
                          5.0000             3953.97            50
                          4.7500             3953.97
BOCA RATON    FL 33433    1                  10/29/04           00
0031731342                05                 12/01/04           0.0000
0031731342                O                  11/01/19
0

9811893       025/025     F                  406,000.00         T
                          180                401,354.07         1
                          5.2500             3263.74            70
                          5.0000             3263.74
LONGBOAT KEY  FL 34228    1                  11/29/04           00
0031805583                08                 01/01/05           0.0000
0031805583                O                  12/01/19
0

9811895       025/025     F                  500,000.00         ZZ
                          180                492,700.15         1
                          5.3750             4052.33            42
                          5.1250             4052.33
NASHVILLE     TN 37205    1                  10/29/04           00
0031825201                05                 12/01/04           0.0000
0031825201                O                  11/01/19
0

9811899       025/025     F                  470,800.00         ZZ
                          180                465,656.40         1
                          5.3750             3815.67            66
                          5.1250             3815.67
NASHVILLE     TN 37205    2                  11/15/04           00
0031825425                03                 01/01/05           0.0000
0031825425                O                  12/01/19
0

9811901       025/025     F                  640,000.00         ZZ
                          180                628,533.56         1
                          5.6250             5271.89            61
                          5.3750             5271.89
WILLIAMSBURG  VA 23188    2                  10/12/04           14
0133137398                05                 12/01/04           30.0000
0133137398                O                  11/01/19
0

9811903       025/025     F                  826,500.00         ZZ
                          180                817,375.86         1
                          5.2500             6644.05            65
                          5.0000             6644.05
RICHMOND      VA 23233    1                  11/29/04           00
0133526715                03                 01/01/05           0.0000
0133526715                O                  12/01/19
0

9811905       025/025     F                  250,000.00         ZZ
                          180                247,182.33         1
                          5.0000             1976.99            63
                          4.7500             1976.99
MONTPELIER    VA 23192    2                  12/02/04           00
0133732602                05                 01/01/05           0.0000
0133732602                O                  12/01/19
0

9811907       025/025     F                  255,000.00         ZZ
                          180                252,125.96         1
                          5.0000             2016.53            44
                          4.7500             2016.53
ELLICOTT CITY MD 21043    2                  11/19/04           00
0133876797                05                 01/01/05           0.0000
0133876797                O                  12/01/19
0

9811909       025/025     F                  512,500.00         T
                          180                506,842.24         1
                          5.2500             4119.88            24
                          5.0000             4119.88
HILTON HEAD ISSC 29928    2                  11/22/04           00
0134767235                05                 01/01/05           0.0000
0134767235                O                  12/01/19
0

9811911       025/025     F                  400,000.00         ZZ
                          180                394,037.05         1
                          5.5000             3268.34            66
                          5.2500             3268.34
LEESBURG      VA 20175    5                  11/03/04           00
0134826551                03                 12/01/04           0.0000
0134826551                O                  11/01/19
0

9811913       025/025     F                  426,400.00         ZZ
                          180                419,741.41         1
                          5.1250             3399.77            80
                          4.8750             3399.77
SHOREWOOD     MN 55331    2                  10/30/04           00
0134827815                05                 12/01/04           0.0000
0134827815                O                  11/01/19
0

9811915       025/025     F                  504,000.00         ZZ
                          180                498,362.27         1
                          5.7500             4185.27            80
                          5.5000             4185.27
SWAN LAKE     NY 12783    1                  11/22/04           00
0134888502                05                 01/01/05           0.0000
0134888502                O                  12/01/19
0

9811917       025/025     F                  440,000.00         ZZ
                          180                433,993.39         1
                          5.0000             3479.49            55
                          4.7500             3479.49
WOODINVILLE   WA 98072    2                  11/01/04           00
0134890557                03                 01/01/05           0.0000
0134890557                O                  12/01/19
0

9811919       025/025     F                  394,000.00         ZZ
                          180                388,202.96         1
                          5.6250             3245.51            28
                          5.3750             3245.51
SAN JOSE      CA 95125    2                  10/27/04           00
0134899418                05                 12/01/04           0.0000
0134899418                O                  11/01/19
0

9811921       025/025     F                  460,000.00         ZZ
                          180                453,284.12         1
                          5.3750             3728.15            43
                          5.1250             3728.15
SCOTTS VALLEY CA 95066    2                  10/27/04           00
0134905272                03                 12/01/04           0.0000
0134905272                O                  11/01/19
0

9811923       025/025     F                  861,000.00         ZZ
                          180                848,429.67         1
                          5.3750             6978.11            35
                          5.1250             6978.11
SARATOGA      CA 95070    2                  10/29/04           00
0134905330                05                 12/01/04           0.0000
0134905330                O                  11/01/19
0

9811925       025/025     F                  510,000.00         ZZ
                          180                502,554.14         1
                          5.3750             4133.38            78
                          5.1250             4133.38
SAN JOSE      CA 95118    1                  10/28/04           00
0134931971                05                 12/01/04           0.0000
0134931971                O                  11/01/19
0

9811927       025/025     F                  387,500.00         ZZ
                          180                383,306.86         1
                          5.5000             3166.20            71
                          5.2500             3166.20
ANTHEM        AZ 85086    5                  11/18/04           00
0134943695                05                 01/01/05           0.0000
0134943695                O                  12/01/19
0

9811929       025/025     F                  400,000.00         ZZ
                          180                395,350.36         1
                          4.6250             3085.59            56
                          4.3750             3085.59
YORBA LINDA   CA 92886    5                  11/22/04           00
0134952720                05                 01/01/05           0.0000
0134952720                O                  12/01/19
0

9811931       025/025     F                  650,000.00         ZZ
                          180                642,749.47         1
                          5.1250             5182.59            54
                          4.8750             5182.59
DALLAS        TX 75214    1                  11/17/04           00
0134973031                05                 01/01/05           0.0000
0134973031                O                  12/01/19
0

9811933       025/025     F                  530,000.00         ZZ
                          180                523,737.84         1
                          5.1250             4225.80            40
                          4.8750             4225.80
OAKLAND       CA 94611    2                  11/22/04           00
0134995760                05                 01/01/05           0.0000
0134995760                O                  12/01/19
0

9811935       025/025     F                  568,000.00         ZZ
                          180                563,606.81         1
                          4.6250             4381.54            67
                          4.3750             4381.54
MORAGA        CA 94556    2                  12/02/04           00
0134999952                05                 02/01/05           0.0000
0134999952                O                  01/01/20
0

9811937       025/025     F                  382,000.00         ZZ
                          180                377,782.90         1
                          5.2500             3070.82            65
                          5.0000             3070.82
SAN DIEGO     CA 92117    5                  11/30/04           00
0142208479                05                 01/01/05           0.0000
0142208479                O                  12/01/19
0

9811939       025/025     F                  365,000.00         ZZ
                          180                359,373.67         1
                          5.0000             2886.40            28
                          4.7500             2886.40
LOS GATOS     CA 95033    2                  12/01/04           00
0142922053                05                 01/01/05           0.0000
0142922053                O                  12/01/19
0

9811941       025/025     F                  530,000.00         ZZ
                          180                521,936.42         1
                          4.8750             4156.78            75
                          4.6250             4156.78
SAN FRANCISCO CA 94134    2                  10/26/04           00
0142944057                05                 12/01/04           0.0000
0142944057                O                  11/01/19
0

9811943       025/025     F                  460,000.00         ZZ
                          180                451,586.31         1
                          5.3750             3728.15            80
                          5.1250             3728.15
MESA          AZ 85207    1                  09/30/04           00
0142981760                05                 11/01/04           0.0000
0142981760                O                  10/01/19
0

9811945       025/025     F                  664,000.00         T
                          180                659,174.57         1
                          5.3750             5381.49            56
                          5.1250             5381.49
TWIN LAKES    WI 53181    2                  12/08/04           00
0201002920                05                 02/01/05           0.0000
0201002920                O                  01/01/20
0

9811947       025/025     F                  960,000.00         T
                          180                949,511.75         1
                          5.3750             7780.47            57
                          5.1250             7780.47
SUNRISE BEACH MO 65079    2                  12/02/04           00
0201005295                03                 01/01/05           0.0000
0201005295                O                  12/01/19
0

9811951       025/025     F                  366,000.00         ZZ
                          180                363,255.67         1
                          5.0000             2894.31            65
                          4.7500             2894.31
ALPHARETTA    GA 30004    2                  12/08/04           00
0201008463                05                 02/01/05           0.0000
0201008463                O                  01/01/20
0

9811953       025/025     F                  375,000.00         ZZ
                          180                369,416.99         1
                          5.3750             3039.25            62
                          5.1250             3039.25
LORTON        VA 22079    5                  11/17/04           00
0201016417                03                 01/01/05           0.0000
0201016417                O                  12/01/19
0

9811955       025/025     F                  465,000.00         ZZ
                          180                459,972.45         1
                          5.5000             3799.44            58
                          5.2500             3799.44
SAINT PETERSBUFL 33702    5                  11/26/04           00
0201022084                05                 01/01/05           0.0000
0201022084                O                  12/01/19
0

9811957       025/025     F                  650,000.00         ZZ
                          180                645,176.64         1
                          5.1250             5182.58            15
                          4.8750             5182.58
SAN FRANCISCO CA 94115    2                  12/16/04           00
0201026747                05                 02/01/05           0.0000
0201026747                O                  01/01/20
0

9811959       025/025     F                  565,000.00         ZZ
                          180                558,364.80         1
                          4.5000             4322.21            52
                          4.2500             4322.21
BETHESDA      MD 20817    5                  11/26/04           00
0201032836                05                 01/01/05           0.0000
0201032836                O                  12/01/19
0

9811961       025/025     F                  524,000.00         ZZ
                          180                518,393.50         1
                          5.6250             4316.35            57
                          5.3750             4316.35
REDONDO BEACH CA 90277    2                  11/09/04           00
0201033503                05                 01/01/05           0.0000
0201033503                O                  12/01/19
0

9811965       025/025     F                  500,000.00         ZZ
                          180                496,289.73         1
                          5.1250             3986.60            46
                          4.8750             3986.60
SANTA ANA     CA 92704    1                  12/06/04           00
0201059102                03                 02/01/05           0.0000
0201059102                O                  01/01/20
0

9811967       025/025     F                  510,000.00         ZZ
                          180                503,058.96         1
                          5.3750             4133.38            58
                          5.1250             4133.38
RICHMOND      VA 23229    2                  11/24/04           00
0201059672                05                 01/01/05           0.0000
0201059672                O                  12/01/19
0

9811969       025/025     F                  368,350.00         ZZ
                          180                365,605.90         1
                          5.2500             2961.09            52
                          5.0000             2961.09
SAN FRANCISCO CA 94131    5                  12/10/04           00
0201064193                05                 02/01/05           0.0000
0201064193                O                  01/01/20
0

9811971       025/025     F                  535,000.00         ZZ
                          180                531,152.57         1
                          5.5000             4371.40            63
                          5.2500             4371.40
SCOTTS VALLEY CA 95066    2                  12/02/04           00
0201075512                03                 02/01/05           0.0000
0201075512                O                  01/01/20
0

9811973       025/025     F                  418,000.00         ZZ
                          180                414,930.38         1
                          5.2500             3360.21            27
                          5.0000             3360.21
AUBURN        CA 95603    5                  12/06/04           00
0201082591                05                 02/01/05           0.0000
0201082591                O                  01/01/20
0

9811975       025/025     F                  400,000.00         ZZ
                          180                397,031.76         1
                          5.1250             3189.29            80
                          4.8750             3189.29
BALTIMORE     MD 21210    1                  12/13/04           00
0201099322                03                 02/01/05           0.0000
0201099322                O                  01/01/20
0

9811977       025/025     F                  450,000.00         ZZ
                          180                446,695.39         1
                          5.2500             3617.45            53
                          5.0000             3617.45
BERKELEY      CA 94707    5                  12/24/04           00
0201124849                05                 02/01/05           0.0000
0201124849                O                  01/01/20
0

9811979       025/025     F                  540,000.00         ZZ
                          180                535,992.90         1
                          5.1250             4305.53            36
                          4.8750             4305.53
GRAFTON       WI 53024    2                  12/21/04           00
0201158839                05                 02/01/05           0.0000
0201158839                O                  01/01/20
0

9811981       025/025     F                  390,000.00         ZZ
                          180                387,165.78         1
                          5.3750             3160.82            74
                          5.1250             3160.82
COLUMBIA      MO 65203    1                  12/30/04           00
0201180700                03                 02/01/05           0.0000
0201180700                O                  01/01/20
0

9811983       025/025     F                  495,000.00         ZZ
                          180                491,477.45         1
                          5.6250             4077.47            48
                          5.3750             4077.47
VISTA         CA 92084    5                  12/22/04           00
0201193158                05                 02/01/05           0.0000
0201193158                O                  01/01/20
0

9813007       E82/G01     F                  537,200.00         ZZ
                          180                537,200.00         1
                          5.2500             4318.44            68
                          5.0000             4318.44
SCOTTSDALE    AZ 85259    2                  02/09/05           00
0401071253                03                 04/01/05           0.0000
0401071253                O                  03/01/20
0

9814909       253/253     F                  450,000.00         T
                          180                450,000.00         1
                          5.1250             3587.95            70
                          4.8750             3587.95
BEND          OR 97701    2                  02/08/05           00
379743                    03                 04/01/05           0.0000
379743                    O                  03/01/20
0

9815677       L21/G01     F                  500,000.00         T
                          120                496,844.18         1
                          5.3750             5395.40            69
                          5.1250             5395.40
SOUTH CHATHAM MA 02659    1                  02/01/05           00
0438974487                05                 03/01/05           0.0000
28503386                  O                  02/01/15
0

9815831       E33/G01     F                  475,000.00         ZZ
                          180                475,000.00         1
                          5.0000             3756.27            53
                          4.7500             3756.27
EVANSTON      IL 60201    2                  02/14/05           00
0438974214                05                 04/01/05           0.0000
85330                     O                  03/01/20
0

9815975       L21/G01     F                  472,450.00         ZZ
                          180                472,450.00         1
                          4.7500             3674.87            70
                          4.5000             3674.87
DECATUR       GA 30033    2                  02/07/05           00
0438976284                03                 04/01/05           0.0000
26550042                  O                  03/01/20
0

9816585       E82/G01     F                  380,000.00         ZZ
                          180                380,000.00         1
                          5.2500             3054.74            80
                          5.0000             3054.74
FRANKFORT     IL 60423    2                  02/16/05           00
0401082458                05                 04/01/05           0.0000
0401082458                O                  03/01/20
0

9816605       E82/G01     F                  372,300.00         ZZ
                          180                372,300.00         1
                          5.3750             3017.36            57
                          5.1250             3017.36
BARRINGTON    IL 60010    2                  02/16/05           00
0401062674                03                 04/01/05           0.0000
0401062674                O                  03/01/20
0

9817519       550/550     F                  1,890,000.00       ZZ
                          180                1,890,000.00       1
                          4.9000             14847.74           70
                          4.6500             14847.74
PIEDMONT      CA 94611    1                  02/15/05           00
120754770                 05                 04/01/05           0.0000
120754770                 O                  03/01/20
0

9817531       E82/G01     F                  234,400.00         ZZ
                          180                234,400.00         1
                          5.5000             1915.24            73
                          5.2500             1915.24
CANTON        GA 30114    2                  02/12/05           00
0401062476                05                 04/01/05           0.0000
0401062476                O                  03/01/20
0

9817887       F62/F62     F                  1,975,000.00       ZZ
                          180                1,975,000.00       1
                          5.0000             15618.17           59
                          4.7500             15618.17
MIAMI         FL 33143    2                  03/01/05           00
44819                     05                 04/01/05           0.0000
44819                     O                  03/01/20
0

9818399       E22/G01     F                  400,000.00         ZZ
                          180                400,000.00         1
                          5.1250             3189.28            66
                          4.8750             3189.28
LOUISVILLE    KY 40241    1                  02/18/05           00
0423234673                03                 04/01/05           0.0000
0423234673                O                  03/01/20
0

9818451       E22/G01     F                  300,000.00         ZZ
                          180                300,000.00         1
                          5.1250             2391.96            38
                          4.8750             2391.96
CLARKSVILLE   MD 21029    1                  02/18/05           00
0423349315                03                 04/01/05           0.0000
0423349315                O                  03/01/20
0

9818549       369/G01     F                  447,000.00         ZZ
                          180                445,327.65         1
                          5.0000             3534.85            58
                          4.7500             3534.85
LITTLE ROCK   AR 72207    2                  01/18/05           00
0438984270                05                 03/01/05           0.0000
79132981                  O                  02/01/20
0

9818681       E82/G01     F                  396,300.00         T
                          180                396,300.00         1
                          5.6250             3264.43            59
                          5.3750             3264.43
HACKENSACK    MN 56452    2                  02/14/05           00
0401047923                05                 04/01/05           0.0000
0401047923                O                  03/01/20
0

9818691       369/G01     F                  432,000.00         ZZ
                          180                430,417.25         1
                          5.2500             3472.75            70
                          5.0000             3472.75
BROOMFIELD    CO 80020    5                  01/11/05           00
0438982308                05                 03/01/05           0.0000
79187936                  O                  02/01/20
0

9818699       369/G01     F                  530,000.00         ZZ
                          180                528,138.41         1
                          5.7500             4401.17            48
                          5.5000             4401.17
SOUTH BARRINGTIL 60010    2                  01/19/05           00
0438981631                03                 03/01/05           0.0000
79006177                  O                  02/01/20
0

9819159       369/G01     F                  476,000.00         ZZ
                          180                472,540.79         1
                          5.3750             3857.82            61
                          5.1250             3857.82
TINTON FALLS  NJ 07724    2                  12/15/04           00
0438981490                05                 02/01/05           0.0000
79169025                  O                  01/01/20
0

9819243       116/116     F                  548,000.00         ZZ
                          180                548,000.00         1
                          4.8750             4297.95            80
                          4.6250             4297.95
THE WOODLANDS TX 77382    1                  02/11/05           00
1000003399                03                 04/01/05           0.0000
1000003399                O                  03/01/20
0

9819769       E22/G01     F                  118,000.00         ZZ
                          180                118,000.00         1
                          5.0000             933.14             55
                          4.7500             933.14
ALFRED        ME 04002    5                  02/16/05           00
0423056845                05                 04/01/05           0.0000
0423056845                O                  03/01/20
0

9819857       E82/G01     F                  382,000.00         T
                          180                382,000.00         1
                          5.3750             3095.98            68
                          5.1250             3095.98
IRVINE        CA 92603    2                  02/11/05           00
0401071469                29                 04/01/05           0.0000
0401071469                O                  03/01/20
0

9820025       E82/G01     F                  157,300.00         ZZ
                          180                157,300.00         1
                          5.3750             1274.86            67
                          5.1250             1274.86
KENYON        MN 55946    2                  02/15/05           00
0401066451                05                 04/01/05           0.0000
0401066451                O                  03/01/20
0

9822251       313/G01     F                  517,000.00         ZZ
                          180                517,000.00         1
                          5.3750             4190.11            58
                          5.1250             4190.11
LOS ANGELES   CA 90036    2                  02/14/05           00
0439011214                05                 04/01/05           0.0000
10528966                  O                  03/01/20
0

9822691       E22/G01     F                  53,000.00          ZZ
                          180                53,000.00          1
                          5.7500             440.12             59
                          5.5000             440.12
CARROLLTON    KY 41008    5                  02/18/05           00
0423383199                05                 04/01/05           0.0000
0423383199                O                  03/01/20
0

9822995       E22/G01     F                  138,500.00         ZZ
                          180                138,500.00         1
                          5.5000             1131.66            58
                          5.2500             1131.66
LOUISVILLE    KY 40205    5                  02/18/05           00
0423294420                05                 04/01/05           0.0000
0423294420                O                  03/01/20
0

9823085       E82/G01     F                  339,050.00         ZZ
                          180                339,050.00         1
                          5.3750             2747.88            47
                          5.1250             2747.88
CAYUCOS       CA 93430    2                  02/23/05           00
0401077631                05                 04/01/05           0.0000
0401077631                O                  03/01/20
0

9823095       E82/G01     F                  304,400.00         ZZ
                          180                304,400.00         1
                          5.6250             2507.42            71
                          5.3750             2507.42
COLLYVILLE    TX 76034    2                  02/23/05           00
0401056312                03                 04/01/05           0.0000
0401056312                O                  03/01/20
0

9823111       E82/G01     F                  289,200.00         ZZ
                          180                289,200.00         1
                          5.2500             2324.82            42
                          5.0000             2324.82
STAMFORD      CT 06905    2                  02/23/05           00
0401066758                05                 04/01/05           0.0000
0401066758                O                  03/01/20
0

9823137       E82/G01     F                  368,500.00         ZZ
                          180                368,500.00         1
                          5.0000             2914.05            48
                          4.7500             2914.05
CARMEL        IN 46032    2                  02/23/05           00
0401080007                03                 04/01/05           0.0000
0401080007                O                  03/01/20
0

9823331       E82/G01     F                  327,700.00         ZZ
                          120                327,700.00         1
                          5.3750             3536.14            49
                          5.1250             3536.14
TORRANCE      CA 90505    2                  02/17/05           00
0401065677                05                 04/01/05           0.0000
0401065677                O                  03/01/15
0

9823335       E82/G01     F                  316,400.00         ZZ
                          180                316,400.00         1
                          5.3750             2564.31            61
                          5.1250             2564.31
CARLSBAD      CA 92009    2                  02/17/05           00
0401078027                03                 04/01/05           0.0000
0401078027                O                  03/01/20
0

9824863       E82/G01     F                  253,500.00         ZZ
                          180                253,500.00         1
                          5.2500             2037.84            54
                          5.0000             2037.84
SEAL ROCK     OR 97376    2                  02/21/05           00
0401065123                05                 04/01/05           0.0000
0401065123                O                  03/01/20
0

9825361       X51/G01     F                  450,000.00         ZZ
                          180                450,000.00         1
                          5.2500             3617.45            69
                          5.0000             3617.45
MIAMI         FL 33157    5                  02/23/05           00
0438988404                05                 04/01/05           0.0000
0050118010                O                  03/01/20
0

9825715       X12/G01     F                  995,000.00         ZZ
                          180                979,705.94         1
                          4.7500             7739.43            59
                          4.5000             7739.43
STONE HARBOR  NJ 08247    1                  10/29/04           00
0438994402                05                 12/01/04           0.0000
1635300321                O                  11/01/19
0

9826911       E22/G01     F                  373,600.00         ZZ
                          180                373,600.00         1
                          5.5000             3052.62            68
                          5.2500             3052.62
PASCO         WA 99301    2                  02/22/05           00
0423313667                05                 04/01/05           0.0000
0423313667                O                  03/01/20
0

9826985       E82/G01     F                  304,700.00         ZZ
                          180                304,700.00         1
                          5.2500             2449.42            69
                          5.0000             2449.42
STOCKTON      CA 95209    2                  02/25/05           00
0401077037                05                 04/01/05           0.0000
0401077037                O                  03/01/20
0

9827001       X12/G01     F                  600,000.00         ZZ
                          180                597,847.49         1
                          5.5000             4902.51            52
                          5.2500             4902.51
FREMONT       CA 94539    5                  01/18/05           00
0438994139                03                 03/01/05           0.0000
1612502303                O                  02/01/20
0

9827009       X12/G01     F                  450,000.00         ZZ
                          180                448,351.30         1
                          5.2500             3617.45            55
                          5.0000             3617.45
SAN BRUNO     CA 94066    5                  01/25/05           00
0438994220                05                 03/01/05           0.0000
1630800322                O                  02/01/20
0

9827239       X12/G01     F                  490,000.00         ZZ
                          180                488,223.51         1
                          5.3750             3971.28            75
                          5.1250             3971.28
DAVIS         CA 95616    2                  01/01/05           00
0438993669                05                 03/01/05           0.0000
1630800312                O                  02/01/20
0

9827241       X12/G01     F                  392,089.00         ZZ
                          180                389,298.79         1
                          5.6250             3229.76            42
                          5.3750             3229.76
HARTLAND      WI 53029    5                  12/15/04           00
0438992836                05                 02/01/05           0.0000
1634600089                O                  01/01/20
0

9829063       286/286     F                  430,000.00         ZZ
                          180                425,153.60         1
                          5.0000             3400.42            54
                          4.7500             3400.42
SURFSIDE BEACHSC 29575    2                  11/05/04           00
3697861                   05                 01/01/05           0.0000
3697861                   O                  12/01/19
0

9829065       286/286     F                  495,000.00         ZZ
                          180                487,121.25         1
                          5.6250             4077.48            59
                          5.3750             4077.48
TARZANA       CA 91356    2                  11/15/04           00
3698441                   05                 01/01/05           0.0000
3698441                   O                  12/01/19
0

9829067       286/286     F                  458,250.00         ZZ
                          172                452,956.43         1
                          5.5000             3856.77            78
                          5.2500             3856.77
OAKTON        VA 22124    2                  11/22/04           00
3698486                   05                 01/01/05           0.0000
3698486                   O                  04/01/19
0

9829069       286/286     F                  533,350.00         ZZ
                          144                528,091.52         1
                          5.5000             5067.75            45
                          5.2500             5067.75
MARTINSVILLE  NJ 08836    2                  12/08/04           00
3698521                   05                 02/01/05           0.0000
3698521                   O                  01/01/17
0

9829071       286/286     F                  420,000.00         ZZ
                          180                415,315.05         1
                          5.1250             3348.75            27
                          4.8750             3348.75
WASHINGTON    DC 20007    2                  11/29/04           00
3698698                   05                 01/01/05           0.0000
3698698                   O                  12/01/19
0

9829073       286/286     F                  535,000.00         ZZ
                          180                529,215.62         1
                          5.5000             4371.40            70
                          5.2500             4371.40
SAN DIEGO     CA 92121    5                  11/11/04           00
3699895                   03                 01/01/05           0.0000
3699895                   O                  12/01/19
0

9829075       286/286     F                  400,000.00         ZZ
                          180                397,062.55         1
                          5.2500             3215.52            80
                          5.0000             3215.52
HANOVER       MD 21076    5                  12/01/04           00
3699936                   03                 02/01/05           0.0000
3699936                   O                  01/01/20
0

9829081       286/286     F                  840,000.00         ZZ
                          180                830,630.10         1
                          5.1250             6697.50            56
                          4.8750             6697.50
POTOMAC       MD 20854    1                  12/01/04           00
3702008                   05                 01/01/05           0.0000
3702008                   O                  12/01/19
0

9829085       286/286     F                  360,000.00         ZZ
                          180                356,066.89         1
                          5.3750             2917.68            80
                          5.1250             2917.68
CYPRESS       TX 77429    2                  11/12/04           00
3702984                   03                 01/01/05           0.0000
3702984                   O                  12/01/19
0

9829089       286/286     F                  445,000.00         ZZ
                          180                440,138.23         1
                          5.3750             3606.58            60
                          5.1250             3606.58
BEAVERCREEK   OH 45385    2                  11/19/04           00
3704859                   03                 01/01/05           0.0000
3704859                   O                  12/01/19
0

9829093       286/286     F                  440,000.00         ZZ
                          180                435,242.75         1
                          5.5000             3595.17            48
                          5.2500             3595.17
MCLEAN        VA 22101    5                  11/19/04           00
3705695                   05                 01/01/05           0.0000
3705695                   O                  12/01/19
0

9829099       286/286     F                  590,000.00         ZZ
                          180                583,620.96         1
                          5.5000             4820.80            52
                          5.2500             4820.80
HERNDON       VA 20171    2                  11/17/04           00
3707496                   03                 01/01/05           0.0000
3707496                   O                  12/01/19
0

9829101       286/286     F                  1,000,000.00       ZZ
                          180                992,732.78         1
                          5.3750             8104.66            39
                          5.1250             8104.66
POTOMAC       MD 20854    5                  12/17/04           00
3708224                   03                 02/01/05           0.0000
3708224                   O                  01/01/20
0

9829105       286/286     F                  442,000.00         ZZ
                          180                437,170.02         1
                          5.3750             3582.26            42
                          5.1250             3582.26
ARLINGTON     VA 22201    2                  11/12/04           00
3709100                   05                 01/01/05           0.0000
3709100                   O                  12/01/19
0

9829109       286/286     F                  425,000.00         ZZ
                          180                420,259.19         1
                          5.1250             3388.62            64
                          4.8750             3388.62
BRAINTREE     MA 02184    2                  11/16/04           00
3710791                   05                 01/01/05           0.0000
3710791                   O                  12/01/19
0

9829111       286/286     F                  1,200,000.00       ZZ
                          180                1,191,638.72       1
                          5.8750             10045.43           47
                          5.6250             10045.43
CINCINNATI    OH 45242    2                  12/01/04           00
3710820                   05                 02/01/05           0.0000
3710820                   O                  01/01/20
0

9829113       286/286     F                  398,000.00         ZZ
                          180                393,560.45         1
                          5.1250             3173.34            66
                          4.8750             3173.34
POTOMAC       MD 20854    2                  11/24/04           00
3713031                   05                 01/01/05           0.0000
3713031                   O                  12/01/19
0

9829115       286/286     F                  403,500.00         ZZ
                          180                399,091.65         1
                          5.3750             3270.23            37
                          5.1250             3270.23
KIRKLAND      WA 98034    5                  11/24/04           00
3713429                   05                 01/01/05           0.0000
3713429                   O                  12/01/19
0

9829117       286/286     F                  500,000.00         ZZ
                          180                496,366.38         1
                          5.3750             4052.33            29
                          5.1250             4052.33
ORLANDO       FL 32836    2                  12/13/04           00
3720613                   03                 02/01/05           0.0000
3720613                   O                  01/01/20
0

9829121       286/286     F                  850,000.00         TX
                          180                840,616.41         1
                          5.2500             6832.97            66
                          5.0000             6832.97
MCKINNEY      TX 75071    5                  11/12/04           00
3722982                   05                 01/01/05           0.0000
3722982                   O                  12/01/19
0

9829123       286/286     F                  600,000.00         ZZ
                          180                593,376.29         1
                          5.2500             4823.27            55
                          5.0000             4823.27
MACON         GA 31210    2                  11/09/04           00
3725753                   05                 01/01/05           0.0000
3725753                   O                  12/01/19
0

9829125       286/286     F                  450,750.00         ZZ
                          180                445,669.74         1
                          5.0000             3564.51            75
                          4.7500             3564.51
LAKE OSWEGO   OR 97034    1                  11/19/04           00
3727965                   05                 01/01/05           0.0000
3727965                   O                  12/01/19
0

9829127       286/286     F                  430,000.00         ZZ
                          180                423,337.11         1
                          5.5000             3513.46            33
                          5.2500             3513.46
ROCKVILLE     MD 20852    2                  11/18/04           00
3728390                   05                 01/01/05           0.0000
3728390                   O                  12/01/19
0

9829131       286/286     F                  558,000.00         ZZ
                          180                553,902.28         1
                          5.2500             4485.64            59
                          5.0000             4485.64
MONROE        LA 71201    2                  12/03/04           00
3730171                   05                 02/01/05           0.0000
3730171                   O                  01/01/20
0

9829133       286/286     F                  360,500.00         ZZ
                          180                357,880.17         1
                          5.3750             2921.73            45
                          5.1250             2921.73
BELTON        MO 64012    2                  12/02/04           00
3730602                   03                 02/01/05           0.0000
3730602                   O                  01/01/20
0

9829135       286/286     F                  560,000.00         ZZ
                          180                555,887.58         1
                          5.2500             4501.72            46
                          5.0000             4501.72
LUTHERVILLE TIMD 21093    5                  12/09/04           00
3730687                   05                 02/01/05           0.0000
3730687                   O                  01/01/20
0

9829137       286/286     F                  500,000.00         T
                          180                496,328.21         1
                          5.2500             4019.39            53
                          5.0000             4019.39
REHOBOTH BEACHDE 19971    1                  12/09/04           00
3730986                   03                 02/01/05           0.0000
3730986                   O                  01/01/20
0

9829139       286/286     F                  505,000.00         T
                          180                501,330.04         1
                          5.3750             4092.86            65
                          5.1250             4092.86
OAKLAND       MD 21550    2                  12/07/04           00
3730992                   05                 02/01/05           0.0000
3730992                   O                  01/01/20
0

9829151       286/286     F                  399,000.00         ZZ
                          180                396,069.90         1
                          5.2500             3207.48            70
                          5.0000             3207.48
SANTA MONICA  CA 90403    1                  12/14/04           00
3741633                   01                 02/01/05           0.0000
3741633                   O                  01/01/20
0

9829153       286/286     F                  588,000.00         ZZ
                          180                583,636.70         1
                          5.1250             4688.25            80
                          4.8750             4688.25
MEQUON        WI 53097    2                  12/10/04           00
3742566                   05                 02/01/05           0.0000
3742566                   O                  01/01/20
0

9829155       286/286     F                  440,000.00         ZZ
                          180                436,802.42         1
                          5.3750             3566.05            80
                          5.1250             3566.05
VIENNA        VA 22182    5                  12/20/04           00
3747375                   05                 02/01/05           0.0000
3747375                   O                  01/01/20
0

9829157       286/286     F                  446,250.00         ZZ
                          180                442,972.91         1
                          5.2500             3587.31            85
                          5.0000             3587.31
CRANBERRY TWP PA 16066    2                  12/10/04           10
3747976                   03                 02/01/05           6.0000
3747976                   O                  01/01/20
0

9829161       286/286     F                  436,000.00         T
                          180                432,764.63         1
                          5.1250             3476.32            80
                          4.8750             3476.32
ARNOLD        CA 95223    1                  12/07/04           00
3753741                   05                 02/01/05           0.0000
3753741                   O                  01/01/20
0

9829163       286/286     F                  486,000.00         ZZ
                          180                482,355.90         1
                          5.0000             3843.26            50
                          4.7500             3843.26
CHEVY CHASE   MD 20815    2                  12/15/04           00
3754278                   05                 02/01/05           0.0000
3754278                   O                  01/01/20
0

9829165       286/286     F                  819,000.00         T
                          180                812,922.55         1
                          5.1250             6530.06            65
                          4.8750             6530.06
FRIPP ISLAND  SC 29920    1                  12/20/04           00
3754592                   03                 02/01/05           0.0000
3754592                   O                  01/01/20
0

9829167       286/286     F                  948,500.00         ZZ
                          180                941,534.59         1
                          5.2500             7624.79            64
                          5.0000             7624.79
FRANKLIN      TN 37069    2                  12/09/04           00
3755097                   03                 02/01/05           0.0000
3755097                   O                  01/01/20
0

9829169       286/286     F                  540,000.00         ZZ
                          180                536,116.60         1
                          5.5000             4412.26            59
                          5.2500             4412.26
RIVERSIDE     CA 92506    2                  12/17/04           00
3772396                   05                 02/01/05           0.0000
3772396                   O                  01/01/20
0

9829171       286/286     F                  450,000.00         ZZ
                          180                446,695.37         1
                          5.2500             3617.46            70
                          5.0000             3617.46
DALLAS        TX 75229    1                  12/22/04           00
3777514                   05                 02/01/05           0.0000
3777514                   O                  01/01/20
0

9829181       286/286     F                  390,000.00         ZZ
                          180                385,604.44         1
                          5.0000             3084.10            80
                          4.7500             3084.10
EDEN PRAIRIE  MN 55347    1                  11/23/04           00
3800506                   03                 01/01/05           0.0000
3800506                   O                  12/01/19
0

9829187       286/286     F                  547,000.00         ZZ
                          180                503,073.74         1
                          4.8750             4290.11            70
                          4.6250             4290.11
KINGSTON      TN 37763    2                  03/26/04           00
3172195                   05                 05/01/04           0.0000
3172195                   O                  04/01/19
0

9829189       286/286     F                  485,000.00         ZZ
                          180                457,720.40         1
                          4.8750             3803.85            58
                          4.6250             3803.85
TOMS RIVER    NJ 08753    5                  03/31/04           00
3225211                   05                 06/01/04           0.0000
3225211                   O                  05/01/19
0

9829191       286/286     F                  500,000.00         ZZ
                          180                494,537.36         1
                          5.3750             4052.33            38
                          5.1250             4052.33
TUALATIN      OR 97062    5                  11/03/04           00
3487173                   05                 01/01/05           0.0000
3487173                   O                  12/01/19
0

9829193       286/286     F                  560,000.00         ZZ
                          180                553,228.66         1
                          5.6250             4612.90            45
                          5.3750             4612.90
BURLINGAME    CA 94010    5                  11/10/04           00
3509291                   05                 01/01/05           0.0000
3509291                   O                  12/01/19
0

9829199       286/286     F                  412,800.00         ZZ
                          156                407,418.42         1
                          5.7500             3763.29            67
                          5.5000             3763.29
ALEXANDRIA    VA 22310    2                  11/22/04           00
3589054                   05                 01/01/05           0.0000
3589054                   O                  12/01/17
0

9829201       286/286     F                  512,615.00         ZZ
                          144                500,684.95         1
                          5.5000             4870.73            26
                          5.2500             4870.73
MAHWAH        NJ 07430    2                  11/20/04           00
3610798                   05                 01/01/05           0.0000
3610798                   O                  12/01/16
0

9829205       286/286     F                  440,000.00         T
                          180                432,973.68         1
                          5.2500             3537.07            80
                          5.0000             3537.07
ANDREWS       NC 28901    1                  10/28/04           00
3624784                   05                 12/01/04           0.0000
3624784                   O                  11/01/19
0

9829209       286/286     F                  531,500.00         ZZ
                          180                527,175.45         1
                          5.5000             4342.80            49
                          5.2500             4342.80
NEWPORT BEACH CA 92660    2                  12/07/04           00
3626790                   01                 02/01/05           0.0000
3626790                   O                  01/01/20
0

9829213       286/286     F                  597,500.00         ZZ
                          180                588,685.94         1
                          5.2500             4803.17            47
                          5.0000             4803.17
MEMPHIS       TN 38111    2                  10/26/04           00
3628121                   05                 12/01/04           0.0000
3628121                   O                  11/01/19
0

9829215       286/286     F                  439,900.00         ZZ
                          180                434,041.71         1
                          5.2500             3536.26            69
                          5.0000             3536.26
ROCKVILLE     MD 20852    1                  12/01/04           00
3635762                   03                 01/01/05           0.0000
3635762                   O                  12/01/19
0

9829221       286/286     F                  394,150.00         ZZ
                          180                390,020.07         1
                          5.8750             3299.51            46
                          5.6250             3299.51
TUSTIN        CA 92782    2                  11/15/04           00
3651913                   03                 01/01/05           0.0000
3651913                   O                  12/01/19
0

9829223       286/286     F                  1,000,000.00       ZZ
                          180                988,960.50         1
                          5.2500             8038.78            67
                          5.0000             8038.78
HUNTING VALLEYOH 44022    1                  11/19/04           00
3652326                   05                 01/01/05           0.0000
3652326                   O                  12/01/19
0

9829229       286/286     F                  507,900.00         ZZ
                          180                502,465.73         1
                          5.6250             4183.74            80
                          5.3750             4183.74
RESTON        VA 20191    1                  11/19/04           00
3659466                   03                 01/01/05           0.0000
3659466                   O                  12/01/19
0

9829231       286/286     F                  440,000.00         ZZ
                          180                435,091.94         1
                          5.1250             3508.22            33
                          4.8750             3508.22
PRESCOTT      AZ 86305    2                  11/15/04           00
3668962                   03                 01/01/05           0.0000
3668962                   O                  12/01/19
0

9829235       286/286     F                  450,000.00         ZZ
                          180                442,460.07         1
                          5.3750             3647.10            30
                          5.1250             3647.10
CINCINNATI    OH 45243    5                  11/17/04           00
3671104                   05                 01/01/05           0.0000
3671104                   O                  12/01/19
0

9829237       286/286     F                  473,000.00         ZZ
                          180                467,832.33         1
                          5.3750             3833.51            50
                          5.1250             3833.51
BETHESDA      MD 20817    2                  11/16/04           00
3678319                   05                 01/01/05           0.0000
3678319                   O                  12/01/19
0

9829243       286/286     F                  360,000.00         ZZ
                          180                356,066.89         1
                          5.3750             2917.68            45
                          5.1250             2917.68
GROSSE POINTE MI 48236    2                  11/15/04           00
3682670                   05                 01/01/05           0.0000
3682670                   O                  12/01/19
0

9829245       286/286     F                  585,000.00         ZZ
                          180                578,608.70         1
                          5.3750             4741.23            65
                          5.1250             4741.23
PARAMUS       NJ 07652    2                  11/24/04           00
3686623                   05                 01/01/05           0.0000
3686623                   O                  12/01/19
0

9829249       286/286     F                  600,900.00         ZZ
                          156                595,452.14         1
                          5.1250             5284.47            58
                          4.8750             5284.47
PALM DESERT   CA 92211    2                  12/17/04           00
3689756                   03                 02/01/05           0.0000
3689756                   O                  01/01/18
0

9829251       286/286     F                  442,000.00         ZZ
                          180                437,120.55         1
                          5.2500             3553.14            79
                          5.0000             3553.14
LEBANON       IN 46052    2                  11/16/04           00
3690117                   03                 01/01/05           0.0000
3690117                   O                  12/01/19
0

9829253       286/286     F                  445,650.00         ZZ
                          180                440,831.64         1
                          5.5000             3641.34            47
                          5.2500             3641.34
AUSTIN        TX 78746    2                  11/18/04           00
3690458                   03                 01/01/05           0.0000
3690458                   O                  12/01/19
0

9829257       286/286     F                  470,000.00         T
                          180                459,702.08         1
                          5.3750             3809.19            39
                          5.1250             3809.19
BOCA RATON    FL 33496    2                  11/24/04           00
3692295                   03                 01/01/05           0.0000
3692295                   O                  12/01/19
0

9829261       286/286     F                  1,000,000.00       ZZ
                          180                989,074.74         1
                          5.3750             8104.66            59
                          5.1250             8104.66
WEST BLOOMFIELMI 48323    1                  11/29/04           00
3694876                   05                 01/01/05           0.0000
3694876                   O                  12/01/19
0

9829263       286/286     F                  605,635.00         ZZ
                          180                598,879.35         1
                          5.1250             4828.86            70
                          4.8750             4828.86
BETHESDA      MD 20814    2                  11/24/04           00
3695292                   03                 01/01/05           0.0000
3695292                   O                  12/01/19
0

9830015       E22/G01     F                  293,900.00         ZZ
                          180                293,900.00         1
                          5.3750             2381.96            43
                          5.1250             2381.96
SAN DIEGO     CA 92130    2                  02/24/05           00
0423221027                01                 04/01/05           0.0000
0423221027                O                  03/01/20
0

9830063       E22/G01     F                  330,000.00         ZZ
                          180                330,000.00         1
                          5.2500             2652.80            60
                          5.0000             2652.80
TRUCKEE       CA 96161    5                  02/22/05           00
0423312891                03                 04/01/05           0.0000
0423312891                O                  03/01/20
0

9830183       975/G01     F                  580,000.00         ZZ
                          180                580,000.00         1
                          5.3750             4700.70            53
                          5.1250             4700.70
ARCADIA       CA 91007    5                  02/16/05           00
0439006263                05                 04/01/05           0.0000
2050601                   O                  03/01/20
0

9832455       E22/G01     F                  585,000.00         ZZ
                          180                585,000.00         1
                          5.1250             4664.32            50
                          4.8750             4664.32
RANDOLPH      NJ 07869    2                  02/28/05           00
0423362375                05                 04/01/05           0.0000
0423362375                O                  03/01/20
0

9833621       E22/G01     F                  425,000.00         ZZ
                          180                425,000.00         1
                          5.2500             3416.48            56
                          5.0000             3416.48
SAMMAMISH     WA 98075    5                  02/28/05           00
0423344456                05                 04/01/05           0.0000
0423344456                O                  03/01/20
0

9833767       E22/G01     F                  126,500.00         ZZ
                          180                126,500.00         1
                          5.3750             1025.24            65
                          5.1250             1025.24
NORT PALM BEACFL 33408    2                  03/02/05           00
0423238260                01                 04/01/05           0.0000
0423238260                O                  03/01/20
0

9838711       225/225     F                  575,000.00         ZZ
                          180                572,871.14         1
                          5.1250             4584.59            66
                          4.8750             4584.59
DULUTH        GA 30097    1                  01/27/05           00
5716425                   03                 03/01/05           0.0000
5716425                   O                  02/01/20
0

9838713       225/225     F                  500,000.00         ZZ
                          180                498,168.11         1
                          5.2500             4019.39            43
                          5.0000             4019.39
NEW YORK      NY 10013    1                  01/19/05           00
5715038                   06                 03/01/05           0.0000
5715038                   O                  02/01/20
0

9838717       225/225     F                  450,000.00         T
                          180                450,000.00         1
                          5.2500             3617.45            56
                          5.0000             3617.45
AVENTURA      FL 33180    1                  02/15/05           00
5714558                   06                 04/01/05           0.0000
5714558                   O                  03/01/20
0

9838719       225/225     F                  427,000.00         ZZ
                          180                427,000.00         1
                          5.2500             3432.56            62
                          5.0000             3432.56
WANDO         SC 29492    2                  02/11/05           00
006987455                 05                 04/01/05           0.0000
006987455                 O                  03/01/20
0

9838723       225/225     F                  401,000.00         ZZ
                          180                399,515.35         1
                          5.1250             3197.25            35
                          4.8750             3197.25
HUNTINGTON    NY 11743    2                  01/27/05           00
5713406                   05                 03/01/05           0.0000
5713406                   O                  02/01/20
0

9838725       225/225     F                  430,000.00         ZZ
                          180                426,842.27         1
                          5.2500             3456.67            53
                          5.0000             3456.67
ALEXANDRIA    VA 22314    5                  12/17/04           00
57090810                  01                 02/01/05           0.0000
57090810                  O                  01/01/20
0

9838729       225/225     F                  960,000.00         ZZ
                          180                959,999.96         1
                          5.2500             7717.23            80
                          5.0000             7717.23
WIMBERLEY     TX 78676    2                  02/10/05           00
008882763                 05                 04/01/05           0.0000
008882763                 O                  03/01/20
0

9838731       225/225     F                  528,000.00         ZZ
                          180                528,000.00         2
                          5.6250             4349.30            80
                          5.3750             4349.30
WEST NEW YORK NJ 07093    1                  02/02/05           00
5705691                   05                 04/01/05           0.0000
5705691                   O                  03/01/20
0

9838733       225/225     F                  385,000.00         ZZ
                          180                385,000.00         1
                          5.0000             3044.56            80
                          4.7500             3044.56
HENDERSONVILLENC 28739    2                  02/14/05           00
5719290                   05                 04/01/05           0.0000
5719290                   O                  03/01/20
0

9838737       225/225     F                  400,000.00         ZZ
                          180                398,503.46         1
                          5.0000             3163.17            76
                          4.7500             3163.17
SALEM         VA 24153    1                  01/28/05           00
5715619                   05                 03/01/05           0.0000
5715619                   O                  02/01/20
0

9838739       225/225     F                  680,000.00         ZZ
                          180                676,762.50         1
                          4.8750             5333.22            37
                          4.6250             5333.22
FAIR HAVEN    NJ 07704    2                  01/21/05           00
008954153                 05                 03/01/05           0.0000
008954153                 O                  02/01/20
0

9838741       225/G01     F                  1,000,000.00       ZZ
                          180                996,336.22         1
                          5.2500             8038.78            67
                          5.0000             8038.78
ENCINO        CA 91316    5                  01/13/05           00
0439017195                05                 03/01/05           0.0000
007562989                 O                  02/01/20
0

9838743       225/G01     F                  600,000.00         ZZ
                          180                597,778.57         1
                          5.1250             4783.93            64
                          4.8750             4783.93
MILTON        MA 02186    5                  01/13/05           00
0439018359                05                 03/01/05           0.0000
007562793                 O                  02/01/20
0

9838745       225/225     F                  585,000.00         ZZ
                          180                585,000.00         1
                          5.2500             4702.68            75
                          5.0000             4702.68
BROOKLYN      NY 11228    1                  02/14/05           00
008954098                 05                 04/01/05           0.0000
008954098                 O                  03/01/20
0

9838747       225/G01     F                  562,500.00         ZZ
                          180                560,439.12         1
                          5.2500             4521.82            54
                          5.0000             4521.82
TARZANA       CA 91356    2                  01/12/05           00
0439017815                05                 03/01/05           0.0000
007562817                 O                  02/01/20
0

9838749       225/G01     F                  1,000,000.00       ZZ
                          180                992,883.72         1
                          5.6250             8237.32            61
                          5.3750             8237.32
NEW CANAAN    CT 06840    1                  01/06/05           00
0439018656                05                 02/01/05           0.0000
007561556                 O                  01/01/20
0

9838751       225/G01     F                  357,000.00         ZZ
                          180                353,099.69         1
                          5.3750             2893.36            70
                          5.1250             2893.36
KENNEBUNKPORT ME 04046    2                  11/24/04           00
0439018144                05                 01/01/05           0.0000
007801311                 O                  12/01/19
0

9838753       225/G01     F                  965,000.00         ZZ
                          180                957,913.45         1
                          5.2500             7757.42            47
                          5.0000             7757.42
MANHATTAN BEACCA 90266    2                  11/30/04           00
0439018177                05                 02/01/05           0.0000
007559673                 O                  01/01/20
0

9838755       225/G01     F                  422,000.00         ZZ
                          180                420,453.88         1
                          5.2500             3392.37            40
                          5.0000             3392.37
RANCHO PALOS VCA 90275    2                  01/12/05           00
0439018102                05                 03/01/05           0.0000
007561059                 O                  02/01/20
0

9838759       225/225     F                  600,000.00         ZZ
                          180                600,000.00         1
                          5.2500             4823.27            55
                          5.0000             4823.27
MIAMI         FL 33133    1                  02/15/05           00
5713986                   05                 04/01/05           0.0000
5713986                   O                  03/01/20
0

9838761       225/G01     F                  467,000.00         ZZ
                          180                465,252.82         1
                          5.0000             3693.01            72
                          4.7500             3693.01
DENVER        CO 80209    2                  01/31/05           00
0439018383                05                 03/01/05           0.0000
007563997                 O                  02/01/20
0

9838763       225/G01     F                  530,000.00         ZZ
                          180                525,292.90         1
                          5.1250             4225.80            64
                          4.8750             4225.80
POMONA        CA 91766    5                  12/07/04           00
0439017708                05                 02/01/05           0.0000
007559239                 O                  01/01/20
0

9838765       225/G01     F                  552,000.00         ZZ
                          180                549,956.29         1
                          5.1250             4401.21            80
                          4.8750             4401.21
BIRMINGHAM    AL 35209    1                  01/13/05           00
0439018755                05                 03/01/05           0.0000
007562873                 O                  02/01/20
0

9838767       225/G01     F                  508,000.00         ZZ
                          180                508,000.00         1
                          5.0000             4017.24            62
                          4.7500             4017.24
HUNTINGTON BEACA 92648    5                  02/07/05           00
0439018847                05                 04/01/05           0.0000
007563942                 O                  03/01/20
0

9838769       225/G01     F                  468,000.00         ZZ
                          180                466,285.35         1
                          5.2500             3762.15            80
                          5.0000             3762.15
FISHERS       IN 46038    1                  01/04/05           00
0439018342                03                 03/01/05           0.0000
007560699                 O                  02/01/20
0

9838773       225/G01     F                  480,000.00         ZZ
                          180                478,200.00         1
                          5.5000             3922.01            55
                          5.2500             3922.01
GRANADA HILLS CA 91344    5                  01/19/05           00
0439017906                05                 03/01/05           0.0000
007560507                 O                  02/01/20
0

Total Number of Loans     372

Total Original Balance    184,854,169.00

Total Principal Balance   183,094,597.42

Total Original P+I        1,498,922.91

Total Current P+I         1,498,922.91

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
8393438                                 0.2500
448862.36                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9002418                                 0.2500
314819.26                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9195634                                 0.2500
343134.14                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9249403                                 0.2500
364959.90                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9444793                                 0.2500
370446.20                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
4.7500                                  1.0450

9458681                                 0.2500
624723.08                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9470949                                 0.2500
514829.89                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9542106                                 0.2500
392581.46                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9544082                                 0.2500
528201.50                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9549923                                 0.2500
327033.88                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9570721                                 0.2500
414289.62                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9595654                                 0.2500
377649.95                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9600954                                 0.2500
531030.02                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9607640                                 0.2500
424164.91                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9607650                                 0.2500
551824.55                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9607652                                 0.2500
468569.87                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9607654                                 0.2500
463066.75                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9607656                                 0.2500
418922.74                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9607658                                 0.2500
405078.23                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9607664                                 0.2500
576385.94                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9607668                                 0.2500
394440.92                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9607672                                 0.2500
496250.93                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9607682                                 0.2500
1091837.40                              0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9607696                                 0.2500
565004.27                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9607708                                 0.2500
437562.95                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9607738                                 0.2500
664507.93                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9612836                                 0.2500
428583.07                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9638492                                 0.2500
72448.10                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
4.7500                                  1.7950

9638494                                 0.2500
538083.09                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9638496                                 0.2500
474907.84                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9638498                                 0.2500
297746.80                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9638502                                 0.2500
350710.35                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9638504                                 0.2500
401220.66                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9638506                                 0.2500
519091.17                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9638508                                 0.2500
460780.34                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9638510                                 0.2500
412483.19                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9638512                                 0.2500
404827.50                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9638516                                 0.2500
528242.45                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9638518                                 0.2500
120565.90                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9638520                                 0.2500
486568.56                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9638522                                 0.2500
841936.46                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9638524                                 0.2500
441376.95                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9638530                                 0.2500
494239.29                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9638532                                 0.2500
507789.95                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9638536                                 0.2500
623611.43                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9638538                                 0.2500
468366.58                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
4.7500                                  0.7950

9638540                                 0.2500
458349.74                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9638542                                 0.2500
632438.76                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9639052                                 0.2500
600557.14                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9639054                                 0.2500
526067.10                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639056                                 0.2500
382113.22                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639058                                 0.2500
383574.59                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639060                                 0.2500
458296.91                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639062                                 0.2500
483160.64                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639064                                 0.2500
580841.52                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639066                                 0.2500
438370.96                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639068                                 0.2500
398549.81                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9639070                                 0.2500
920263.29                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9639072                                 0.2500
375604.20                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639074                                 0.2500
517052.74                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9639076                                 0.2500
448333.93                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639078                                 0.2500
418461.21                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9639080                                 0.2500
871692.09                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9639082                                 0.2500
585576.11                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639084                                 0.2500
560807.39                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639086                                 0.2500
535951.00                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639088                                 0.2500
496156.21                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639090                                 0.2500
382050.19                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9639092                                 0.2500
622510.87                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9639094                                 0.2500
457188.34                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9639096                                 0.2500
635637.89                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639098                                 0.2500
398503.50                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639100                                 0.2500
996297.63                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639102                                 0.2500
418901.02                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9639104                                 0.2500
527697.49                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9639106                                 0.2500
383604.19                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9639108                                 0.2500
368630.12                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639110                                 0.2500
660116.52                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9639112                                 0.2500
668489.60                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639114                                 0.2500
595501.13                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639116                                 0.2500
411470.92                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639118                                 0.2500
407900.52                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639120                                 0.2500
582856.70                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9639122                                 0.2500
421433.89                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639124                                 0.2500
431430.16                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9639126                                 0.2500
343722.68                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639128                                 0.2500
637630.48                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9639130                                 0.2500
469912.61                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9639132                                 0.2500
446804.46                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9639134                                 0.2500
430383.77                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639136                                 0.2500
386548.39                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639138                                 0.2500
495059.93                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639140                                 0.2500
596758.98                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9639142                                 0.2500
448316.43                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9642757                                 0.2500
536300.73                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9649646                                 0.2500
566000.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9656645                                 0.2500
324424.57                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9661033                                 0.2500
285471.40                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9673103                                 0.2500
494434.23                               0.0800
5.1500                                  0.0000
4.9000                                  0.0000
4.8200
4.7500                                  0.0700

9694555                                 0.2500
544648.48                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9696643                                 0.2500
493060.92                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9697369                                 0.2500
701855.34                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9697397                                 0.2500
542007.32                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9697457                                 0.2500
581014.28                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9697519                                 0.2500
985095.34                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9697523                                 0.2500
493213.84                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9703161                                 0.2500
464159.00                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9703733                                 0.2500
502001.51                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9708975                                 0.2500
246415.08                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9709315                                 0.2500
384246.80                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9709331                                 0.2500
591149.04                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9712347                                 0.2500
236427.28                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9726071                                 0.2500
419096.26                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9733027                                 0.2500
555031.21                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
4.7500                                  0.7950

9733041                                 0.2500
588083.22                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9733049                                 0.2500
538269.20                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9733083                                 0.2500
481021.84                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9733105                                 0.2500
401833.56                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9733127                                 0.2500
975002.88                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9733129                                 0.2500
494594.05                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9735641                                 0.2500
411107.02                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9739077                                 0.2500
456897.01                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9747615                                 0.2500
377150.70                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9757439                                 0.2500
421878.98                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9766799                                 0.2500
494839.21                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9772695                                 0.2500
342938.93                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9783631                                 0.2500
853618.32                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9785105                                 0.2500
513113.16                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9785865                                 0.2500
323722.07                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9786207                                 0.2500
494182.76                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9786699                                 0.2500
484416.34                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9786905                                 0.2500
516100.97                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9790045                                 0.2500
345330.14                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9790281                                 0.2500
295314.05                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9795999                                 0.2500
403547.06                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9796037                                 0.2500
398503.50                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9796087                                 0.2500
861830.84                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9796089                                 0.2500
508071.96                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9796091                                 0.2500
450361.28                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9796531                                 0.2500
242800.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9799535                                 0.2500
380629.57                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9799857                                 0.2500
503129.77                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9800087                                 0.2500
435600.00                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9800111                                 0.2500
299000.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9800633                                 0.2500
199297.51                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9800649                                 0.2500
60000.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9800925                                 0.2500
100637.67                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9801341                                 0.2500
413495.41                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9801367                                 0.2500
554070.73                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9801371                                 0.2500
645276.30                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9801373                                 0.2500
401389.38                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9801375                                 0.2500
665130.96                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9801379                                 0.2500
503002.13                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9801383                                 0.2500
357411.07                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9801385                                 0.2500
395491.73                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9801387                                 0.2500
404287.07                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9801389                                 0.2500
421855.67                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9801391                                 0.2500
482254.48                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9801393                                 0.2500
444822.56                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9801395                                 0.2500
496458.16                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9801397                                 0.2500
590871.40                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9801399                                 0.2500
591534.47                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9801401                                 0.2500
632470.05                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9801403                                 0.2500
890064.45                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9801407                                 0.2500
642824.32                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9801409                                 0.2500
996412.50                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9802281                                 0.2500
72650.00                                0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9802993                                 0.2500
615263.59                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9803271                                 0.2500
306000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9803505                                 0.2500
96000.00                                0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9803565                                 0.2500
243500.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9803567                                 0.2500
483000.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9803915                                 0.2500
630000.00                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9805661                                 0.2500
265000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9806281                                 0.2500
373640.44                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9806283                                 0.2500
530417.12                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9806289                                 0.2500
398534.48                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9808881                                 0.2500
100000.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9808885                                 0.2500
85000.00                                0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9809129                                 0.2500
135000.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9809371                                 0.2500
738000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9809443                                 0.2500
395000.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811865                                 0.2500
412554.11                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9811867                                 0.2500
668807.24                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
4.7500                                  0.7950

9811869                                 0.2500
445892.45                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811871                                 0.2500
396901.08                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9811873                                 0.2500
593512.85                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9811875                                 0.2500
494537.36                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811877                                 0.2500
512506.70                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811879                                 0.2500
638354.42                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9811881                                 0.2500
394160.14                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811883                                 0.2500
425399.23                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9811887                                 0.2500
556354.54                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811889                                 0.2500
344838.24                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9811891                                 0.2500
492470.55                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9811893                                 0.2500
401354.07                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9811895                                 0.2500
492700.15                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811899                                 0.2500
465656.40                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811901                                 0.2500
628533.56                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9811903                                 0.2500
817375.86                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9811905                                 0.2500
247182.33                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9811907                                 0.2500
252125.96                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9811909                                 0.2500
506842.24                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9811911                                 0.2500
394037.05                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9811913                                 0.2500
419741.41                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9811915                                 0.2500
498362.27                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9811917                                 0.2500
433993.39                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9811919                                 0.2500
388202.96                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9811921                                 0.2500
453284.12                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811923                                 0.2500
848429.67                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811925                                 0.2500
502554.14                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811927                                 0.2500
383306.86                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9811929                                 0.2500
395350.36                               0.0300
4.6250                                  0.0000
4.3750                                  0.0000
4.3450
4.3450                                  0.0000

9811931                                 0.2500
642749.47                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9811933                                 0.2500
523737.84                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9811935                                 0.2500
563606.81                               0.0300
4.6250                                  0.0000
4.3750                                  0.0000
4.3450
4.3450                                  0.0000

9811937                                 0.2500
377782.90                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9811939                                 0.2500
359373.67                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9811941                                 0.2500
521936.42                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9811943                                 0.2500
451586.31                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811945                                 0.2500
659174.57                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811947                                 0.2500
949511.75                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811951                                 0.2500
363255.67                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9811953                                 0.2500
369416.99                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811955                                 0.2500
459972.45                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9811957                                 0.2500
645176.64                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9811959                                 0.2500
558364.80                               0.0300
4.5000                                  0.0000
4.2500                                  0.0000
4.2200
4.2200                                  0.0000

9811961                                 0.2500
518393.50                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9811965                                 0.2500
496289.73                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9811967                                 0.2500
503058.96                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811969                                 0.2500
365605.90                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9811971                                 0.2500
531152.57                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9811973                                 0.2500
414930.38                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9811975                                 0.2500
397031.76                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9811977                                 0.2500
446695.39                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9811979                                 0.2500
535992.90                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9811981                                 0.2500
387165.78                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9811983                                 0.2500
491477.45                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9813007                                 0.2500
537200.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9814909                                 0.2500
450000.00                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9815677                                 0.2500
496844.18                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9815831                                 0.2500
475000.00                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9815975                                 0.2500
472450.00                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9816585                                 0.2500
380000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9816605                                 0.2500
372300.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9817519                                 0.2500
1890000.00                              0.0300
4.9000                                  0.0000
4.6500                                  0.0000
4.6200
4.6200                                  0.0000

9817531                                 0.2500
234400.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9817887                                 0.2500
1975000.00                              0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9818399                                 0.2500
400000.00                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9818451                                 0.2500
300000.00                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9818549                                 0.2500
445327.65                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9818681                                 0.2500
396300.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9818691                                 0.2500
430417.25                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9818699                                 0.2500
528138.41                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9819159                                 0.2500
472540.79                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9819243                                 0.2500
548000.00                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9819769                                 0.2500
118000.00                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9819857                                 0.2500
382000.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9820025                                 0.2500
157300.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9822251                                 0.2500
517000.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9822691                                 0.2500
53000.00                                0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9822995                                 0.2500
138500.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9823085                                 0.2500
339050.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9823095                                 0.2500
304400.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9823111                                 0.2500
289200.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9823137                                 0.2500
368500.00                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9823331                                 0.2500
327700.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9823335                                 0.2500
316400.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9824863                                 0.2500
253500.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9825361                                 0.2500
450000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9825715                                 0.2500
979705.94                               0.0300
4.7500                                  0.0000
4.5000                                  0.0000
4.4700
4.4700                                  0.0000

9826911                                 0.2500
373600.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9826985                                 0.2500
304700.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9827001                                 0.2500
597847.49                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9827009                                 0.2500
448351.30                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9827239                                 0.2500
488223.51                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9827241                                 0.2500
389298.79                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9829063                                 0.2500
425153.60                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9829065                                 0.2500
487121.25                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9829067                                 0.2500
452956.43                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9829069                                 0.2500
528091.52                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9829071                                 0.2500
415315.05                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9829073                                 0.2500
529215.62                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9829075                                 0.2500
397062.55                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829081                                 0.2500
830630.10                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9829085                                 0.2500
356066.89                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829089                                 0.2500
440138.23                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829093                                 0.2500
435242.75                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9829099                                 0.2500
583620.96                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9829101                                 0.2500
992732.78                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829105                                 0.2500
437170.02                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829109                                 0.2500
420259.19                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9829111                                 0.2500
1191638.72                              0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
4.7500                                  0.7950

9829113                                 0.2500
393560.45                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9829115                                 0.2500
399091.65                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829117                                 0.2500
496366.38                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829121                                 0.2500
840616.41                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829123                                 0.2500
593376.29                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829125                                 0.2500
445669.74                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9829127                                 0.2500
423337.11                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9829131                                 0.2500
553902.28                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829133                                 0.2500
357880.17                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829135                                 0.2500
555887.58                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829137                                 0.2500
496328.21                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829139                                 0.2500
501330.04                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829151                                 0.2500
396069.90                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829153                                 0.2500
583636.70                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9829155                                 0.2500
436802.42                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829157                                 0.2500
442972.91                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829161                                 0.2500
432764.63                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9829163                                 0.2500
482355.90                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9829165                                 0.2500
812922.55                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9829167                                 0.2500
941534.59                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829169                                 0.2500
536116.60                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9829171                                 0.2500
446695.37                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829181                                 0.2500
385604.44                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9829187                                 0.2500
503073.74                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9829189                                 0.2500
457720.40                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9829191                                 0.2500
494537.36                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829193                                 0.2500
553228.66                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9829199                                 0.2500
407418.42                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
4.7500                                  0.6700

9829201                                 0.2500
500684.95                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9829205                                 0.2500
432973.68                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829209                                 0.2500
527175.45                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9829213                                 0.2500
588685.94                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829215                                 0.2500
434041.71                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829221                                 0.2500
390020.07                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
4.7500                                  0.7950

9829223                                 0.2500
988960.50                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829229                                 0.2500
502465.73                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9829231                                 0.2500
435091.94                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9829235                                 0.2500
442460.07                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829237                                 0.2500
467832.33                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829243                                 0.2500
356066.89                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829245                                 0.2500
578608.70                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829249                                 0.2500
595452.14                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9829251                                 0.2500
437120.55                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9829253                                 0.2500
440831.64                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

9829257                                 0.2500
459702.08                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829261                                 0.2500
989074.74                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9829263                                 0.2500
598879.35                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9830015                                 0.2500
293900.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9830063                                 0.2500
330000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9830183                                 0.2500
580000.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9832455                                 0.2500
585000.00                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9833621                                 0.2500
425000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9833767                                 0.2500
126500.00                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9838711                                 0.2500
572871.14                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9838713                                 0.2500
498168.11                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838717                                 0.2500
450000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838719                                 0.2500
427000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838723                                 0.2500
399515.35                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9838725                                 0.2500
426842.27                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838729                                 0.2500
959999.96                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838731                                 0.2500
528000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9838733                                 0.2500
385000.00                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9838737                                 0.2500
398503.46                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9838739                                 0.2500
676762.50                               0.0300
4.8750                                  0.0000
4.6250                                  0.0000
4.5950
4.5950                                  0.0000

9838741                                 0.2500
996336.22                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838743                                 0.2500
597778.57                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9838745                                 0.2500
585000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838747                                 0.2500
560439.12                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838749                                 0.2500
992883.72                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
4.7500                                  0.5450

9838751                                 0.2500
353099.69                               0.0800
5.3750                                  0.0000
5.1250                                  0.0000
5.0450
4.7500                                  0.2950

9838753                                 0.2500
957913.45                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838755                                 0.2500
420453.88                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838759                                 0.2500
600000.00                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838761                                 0.2500
465252.82                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9838763                                 0.2500
525292.90                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9838765                                 0.2500
549956.29                               0.0800
5.1250                                  0.0000
4.8750                                  0.0000
4.7950
4.7500                                  0.0450

9838767                                 0.2500
508000.00                               0.0300
5.0000                                  0.0000
4.7500                                  0.0000
4.7200
4.7200                                  0.0000

9838769                                 0.2500
466285.35                               0.0800
5.2500                                  0.0000
5.0000                                  0.0000
4.9200
4.7500                                  0.1700

9838773                                 0.2500
478200.00                               0.0800
5.5000                                  0.0000
5.2500                                  0.0000
5.1700
4.7500                                  0.4200

Total Number of Loans:                  372

Total Original Balance:                 184,854,169.00

Total Principal Balance:                183,094,597.42

Total Original P+I:                     1,498,922.91

Total Current P+I:                      1,498,922.91

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS
                            (Available Upon Request)

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
9195634      $343,134.14      4.470%             5.8947%            $20,226.85
9458681      $624,723.08      4.470%             5.8947%            $36,825.78
9544082      $528,201.50      4.720%             .6316%             $3,336.01
9595654      $377,649.95      4.595%             3.2632%            $12,323.31
9607640      $424,164.91      4.720%             .6316%             $2,678.94
9607668      $394,440.92      4.595%             3.2632%            $12,871.23
9607672      $496,250.93      4.720%             .6316%             $3,134.22
9638496      $474,907.84      4.720%             .6316%             $2,999.42
9639056      $382,113.22      4.720%             .6316%             $2,413.35
9639062      $483,160.64      4.720%             .6316%             $3,051.54
9639074      $517,052.74      4.595%             3.2632%            $16,872.25
9639080      $871,692.09      4.595%             3.2632%            $28,444.69
9639082      $585,576.11      4.720%             .6316%             $3,698.38
9639086      $535,951.00      4.720%             .6316%             $3,384.95
9639090      $382,050.19      4.595%             3.2632%            $12,466.90
9639098      $398,503.50      4.720%             .6316%             $2,516.86
9639104      $527,697.49      4.595%             3.2632%            $17,219.60
9639112      $668,489.60      4.720%             .6316%             $4,222.04
9639114      $595,501.13      4.720%             .6316%             $3,761.06
9639130      $469,912.61      4.595%             3.2632%            $15,333.99
9639132      $446,804.46      4.595%             3.2632%            $14,579.94
9639134      $430,383.77      4.720%             .6316%             $2,718.21
9639136      $386,548.39      4.720%             .6316%             $2,441.36
9639138      $495,059.93      4.720%             .6316%             $3,126.69
9639140      $596,758.98      4.720%             .6316%             $3,769.00
9639142      $448,316.43      4.720%             .6316%             $2,831.47
9642757      $536,300.73      4.470%             5.8947%            $31,613.52
9696643      $493,060.92      4.720%             .6316%             $3,114.07
9703161      $464,159.00      4.720%             .6316%             $2,931.53
9703733      $502,001.51      4.595%             3.2632%            $16,381.10
9735641      $411,107.02      4.470%             5.8947%            $24,233.68
9747615      $377,150.70      4.720%             .6316%             $2,382.00
9786905      $516,100.97      4.720%             .6316%             $3,259.59
9796037      $398,503.50      4.720%             .6316%             $2,516.86
9796089      $508,071.96      4.595%             3.2632%            $16,579.19
9800087      $435,600.00      4.720%             .6316%             $2,751.16
9801385      $395,491.73      4.720%             .6316%             $2,497.84
9801393      $444,822.56      4.470%             5.8947%            $26,221.12
9801397      $590,871.40      4.595%             3.2632%            $19,281.07
9808885      $85,000.00       4.470%             5.8947%            $5,010.53
9811891      $492,470.55      4.720%             .6316%             $3,110.34
9811905      $247,182.33      4.720%             .6316%             $1,561.15
9811907      $252,125.96      4.720%             .6316%             $1,592.37
9811917      $433,993.39      4.720%             .6316%             $2,741.01
9811929      $395,350.36      4.345%             8.5263%            $33,708.82
9811935      $563,606.81      4.345%             8.5263%            $48,054.90
9811939      $359,373.67      4.720%             .6316%             $2,269.73
9811941      $521,936.42      4.595%             3.2632%            $17,031.61
9811951      $363,255.67      4.720%             .6316%             $2,294.25
9811959      $558,364.80      4.220%             11.1579%           $62,301.76
9815831      $475,000.00      4.720%             .6316%             $3,000.00
9815975      $472,450.00      4.470%             5.8947%            $27,849.68
9817519      $1,890,000.00    4.620%             2.7368%            $51,726.32
9817887      $1,975,000.00    4.720%             .6316%             $12,473.68
9818549      $445,327.65      4.720%             .6316%             $2,812.60
9819243      $548,000.00      4.595%             3.2632%            $17,882.11
9819769      $118,000.00      4.720%             .6316%             $745.26
9823137      $368,500.00      4.720%             .6316%             $2,327.37
9825715      $979,705.94      4.470%             5.8947%            $57,751.09
9829063      $425,153.60      4.720%             .6316%             $2,685.18
9829125      $445,669.74      4.720%             .6316%             $2,814.76
9829163      $482,355.90      4.720%             .6316%             $3,046.46
9829181      $385,604.44      4.720%             .6316%             $2,435.40
9829187      $503,073.74      4.595%             3.2632%            $16,416.09
9829189      $457,720.40      4.595%             3.2632%            $14,936.14
9838733      $385,000.00      4.720%             .6316%             $2,431.58
9838737      $398,503.46      4.720%             .6316%             $2,516.86
9838739      $676,762.50      4.595%             3.2632%            $22,083.83
9838761      $465,252.82      4.720%             .6316%             $2,938.44
9838767      $508,000.00      4.720%             .6316%             $3,208.42

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

        (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

        (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

        (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

        (iv) the  amount of any  Advance  by the  Master  Servicer  pursuant  to
Section 4.04;

        (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

        (vi) the aggregate Certificate Principal Balance of each Class of Certificates and the Senior Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

        (vii)  the  related  Subordinate   Principal   Distribution  Amount  and
Prepayment Distribution Percentage, if applicable;

        (viii) on the basis of the most recent reports furnished to it by Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and
(3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

        (ix) the number, aggregate principal balance and book value of any REO Properties;

        (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

        (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

        (xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

        (xiii) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

        (xiv) the occurrence of the Credit Support Depletion Date;

        (xv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

        (xvi) the related Senior Percentage for such Distribution Date;

        (xvii) the  aggregate  amount of Realized  Losses for such  Distribution
Date;

        (xviii)the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty assigned to the Trustee pursuant to Section 2.04;

        (xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

        (xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The    Trustee's    internet    website    will    initially   be   located   at
http://www.usbank.com/mbs. To receive this statement via first class mail, telephone the Trustee at 1(800)934-6802.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                     AGREEMENT DATED AS OF DECEMBER 1, 2004



                                 EXECUTION COPY


                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                          Dated as of December 1, 2004



                 Residential Funding Mortgage Securities I, Inc.



                       Mortgage Pass-Through Certificates


                                TABLE OF CONTENTS

                                                                                          PAGE

ARTICLE I

DEFINITIONS
   Section 1.01      Definitions.............................................................1
   Section 1.02      Use of Words and Phrases...............................................33
ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES
   Section 2.01      Conveyance of Mortgage Loans...........................................33
   Section 2.02      Acceptance by Trustee..................................................39
   Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the
   Company. 41
   Section 2.04      Representations and Warranties of Sellers..............................42
   Section 2.05      Execution and Authentication of Certificates/Issuance of Certificates
   Evidencing Interests in REMIC I..........................................................45
   Section 2.06      Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
   Acceptance by the Trustee................................................................45
   Section 2.07      Issuance of Certificates Evidencing Interests in REMIC II..............45
   Section 2.08      Purposes and Powers of the Trust.......................................45
ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
   Section 3.01      Master Servicer to Act as Servicer.....................................45
   Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers;
   Enforcement of Subservicers' and Sellers' Obligations....................................47
   Section 3.03      Successor Subservicers.................................................48
   Section 3.04      Liability of the Master Servicer.......................................49
   Section 3.05      No Contractual Relationship Between Subservicer and Trustee or
   Certificateholders.......................................................................49
   Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee........49
   Section 3.07      Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
   Account. 50
   Section 3.08      Subservicing Accounts; Servicing Accounts..............................53
   Section 3.09      Access to Certain Documentation and Information Regarding the Mortgage
   Loans. 54
   Section 3.10      Permitted Withdrawals from the Custodial Account.......................54
   Section 3.11      Maintenance of the Primary Insurance Policies; Collections Thereunder..56
   Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity Coverage......57
   Section 3.13      Enforcement of Due-on-Sale Clauses; Assumption and Modification
   Agreements; Certain Assignments..........................................................59
   Section 3.14      Realization Upon Defaulted Mortgage Loans..............................61
   Section 3.15      Trustee to Cooperate; Release of Mortgage Files........................64
   Section 3.16      Servicing and Other Compensation; Compensating Interest................66
   Section 3.17      Reports to the Trustee and the Company.................................67
   Section 3.18      Annual Statement as to Compliance......................................67
   Section 3.19      Annual Independent Public Accountants' Servicing Report................68
   Section 3.20      Rights of the Company in Respect of the Master Servicer................68
   Section 3.21      Administration of Buydown Funds........................................68
   Section 3.22      Advance Facility.......................................................69
ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS
   Section 4.01      Certificate Account....................................................73
   Section 4.02      Distributions..........................................................74
   Section 4.03      Statements to Certificateholders; Statements to Rating Agencies;
   Exchange Act Reporting...................................................................74
   Section 4.04      Distribution of Reports to the Trustee and the Company; Advances by the
   Master Servicer.  76
   Section 4.05      Allocation of Realized Losses..........................................77
   Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property..........77
   Section 4.07      Optional Purchase of Defaulted Mortgage Loans..........................78
   Section 4.08      Surety Bond............................................................78
ARTICLE V

THE CERTIFICATES
   Section 5.01      The Certificates.......................................................78
   Section 5.02      Registration of Transfer and Exchange of Certificates..................81
   Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates......................87
   Section 5.04      Persons Deemed Owners..................................................87
   Section 5.05      Appointment of Paying Agent............................................88
ARTICLE VI

THE COMPANY AND THE MASTER SERVICER
   Section 6.01      Respective Liabilities of the Company and the Master Servicer..........88
   Section 6.02      Merger or Consolidation of the Company or the Master Servicer;
   Assignment of Rights and Delegation of Duties by Master Servicer.........................88
   Section 6.03      Limitation on Liability of the Company, the Master Servicer and Others.89
   Section 6.04      Company and Master Servicer Not to Resign..............................90
ARTICLE VII

DEFAULT
   Section 7.01      Events of Default......................................................90
   Section 7.02      Trustee or Company to Act; Appointment of Successor....................92
   Section 7.03      Notification to Certificateholders.....................................94
   Section 7.04      Waiver of Events of Default............................................94
ARTICLE VIII

CONCERNING THE TRUSTEE
   Section 8.01      Duties of Trustee......................................................94
   Section 8.02      Certain Matters Affecting the Trustee..................................96
   Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans..................98
   Section 8.04      Trustee May Own Certificates...........................................98
   Section 8.05      Master Servicer to Pay Trustee's Fees and Expenses; Indemnification....98
   Section 8.06      Eligibility Requirements for Trustee...................................99
   Section 8.07      Resignation and Removal of the Trustee.................................99
   Section 8.08      Successor Trustee.....................................................100
   Section 8.09      Merger or Consolidation of Trustee....................................101
   Section 8.10      Appointment of Co-Trustee or Separate Trustee.........................101
   Section 8.11      Appointment of Custodians.............................................102
   Section 8.12      Appointment of Office or Agency.......................................103
ARTICLE IX

TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES
   Section 9.01      Optional Purchase by the Master Servicer of All Certificates;
   Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans...103
   Section 9.02      Additional Termination Requirements...................................107
   Section 9.03      Termination of Multiple REMICs........................................107
ARTICLE X

REMIC PROVISIONS
   Section 10.01     REMIC Administration..................................................108
   Section 10.02     Master Servicer, REMIC Administrator and Trustee Indemnification......111
   Section 10.03     Designation of REMIC(s)...............................................112
ARTICLE XI

MISCELLANEOUS PROVISIONS
   Section 11.01     Amendment.............................................................112
   Section 11.02     Recordation of Agreement; Counterparts................................115
   Section 11.03     Limitation on Rights of Certificateholders............................115
   Section 11.04     Governing Law.........................................................116
   Section 11.05     Notices...............................................................116
   Section 11.06     Required Notices to Rating Agency and Subservicer.....................116
   Section 11.07     Severability of Provisions............................................117
   Section 11.08     Supplemental Provisions for Resecuritization..........................117
   Section 11.09     Allocation of Voting Rights...........................................118




EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Seller/Servicer Contract
Exhibit F:     Forms of Request for Release
Exhibit G-1:   Form of Transfer Affidavit and Agreement
Exhibit G-2:   Form of Transferor Certificate
Exhibit H:     Form of Investor Representation Letter
Exhibit I:     Form of Transferor Representation Letter
Exhibit J:     Form of Rule 144A Investment Representation Letter
Exhibit K:     Text of  Amendment  to Pooling  and  Servicing  Agreement  Pursuant  to Section
               11.01(e) for a Limited Guaranty
Exhibit L:     Form of Limited Guaranty
Exhibit M:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:     Request for Exchange Form
Exhibit O:     Form of Form 10-K Certification
Exhibit P:     Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:     Information  to be  Provided  by the Master  Servicer  to the  Rating  Agencies
               Relating to Reportable Modified Mortgage Loans



        This is the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2004 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage pass-through certificates (collectively, the "Certificates"), to be issued under each Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.
        --------------------------

        Accrual Certificates:  As defined in the Series Supplement.
        --------------------

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum  and   Assignment   Agreement:   The  Addendum  and  Assignment
Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07 and any amounts deposited in the Custodial Account pursuant to Section 9.01, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses
(ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with

Principal Prepayments in Full received during the related Prepayment Period and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.
        ---------------

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

        Call Rights:  As defined in Section 9.01(f).

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.
        -------------------

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.
        ---------------------------------------

        Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.
        ------------

        Code:  The Internal Revenue Code of 1986.

        Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission: The Securities and Exchange Commission.
        ----------

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such paragraph.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.
        ---------

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-Off Date), whether or not received.
        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive   Certificate:   Any  Certificate  other  than  a  Book-Entry
Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date:  As defined in the Series Supplement.
        ------------------

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or
(iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.
        ----------------

        Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act: The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

        (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

        (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2. by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

        (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

        (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.
        ----

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.
        -----

        Form 10-K Certification: As defined in Section 4.03(e).
        -----------------------

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial   Subordinate  Class  Percentage:   As  defined  in  the  Series
Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates: A Class or Subclass of Certificates not entitled to ---------------------------- payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.
        ---------------------

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.
        ----

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.
        ----------------------

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.
        ---------

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.
        -----------------

        Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:
        ---------------------

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch; provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions:
(i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the Certificates and each investment must not mature beyond 30 days; (iii) investments in A-1 rated securities are not eligible for the Reserve Fund; (iv) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (v) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):
        -------------

        (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to
Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Relief Act: The Servicemembers Civil Relief Act or similar legislation or regulations as in effect from time to time.

        Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that are not collectible from the Mortgagor pursuant to the Relief Act.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and not in its capacity as Master Servicer, and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,
--------  -------

        (i)    that  any   scheduled   reduction   to  the  Senior   Accelerated
               Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

(ii) that for any Distribution Date on which the Senior Percentage is greater than the Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.
        ------------------

        Senior Percentage:  As defined in the Series Supplement.
        -----------------

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan is increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to

Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  The segregated pool of assets consisting of:

        (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-Off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01,

        (v)    the Initial Monthly Payment Fund, and

        (vi)   all proceeds of clauses (i) through (v) above.

        Underwriter:  As defined in the Series Supplement.
        -----------

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02   Use of Words and Phrases.

        "Herein," "hereby," "hereunder," 'hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any. The Company, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 or (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Practices Act effective November 7, 2004.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

               (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v) The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

               (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

               (x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii),
(iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the

Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02   Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04   Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement (to the extent assigned to the Company pursuant to the Assignment Agreement) applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the

Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to
Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (xxxi) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (xxxi) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05 Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I.

        As provided in Section 2.05 of the Series Supplement.

Section 2.06 Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        As provided in Section 2.06 of the Series Supplement.

Section 2.07 Issuance of Certificates Evidencing Interests in REMIC II.

        As provided in Section 2.07 of the Series Supplement.

Section 2.08   Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01   Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to such obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03   Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04   Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06   Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-Off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such

        Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any  amounts  received  by the  Master  Servicer  in  respect of Pledged
        Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08   Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made

Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10   Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11  Maintenance  of  the  Primary  Insurance   Policies;   Collections
        Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing

Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14   Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

        In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such

Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related

Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property

(subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15   Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16   Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii) and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii) and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17 Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18   Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19   Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20 Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21   Administration of Buydown Funds.

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22   Advance Facility.

(a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which
        (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an
        Advance  Facility,  and  for so  long  as an  Advancing  Person  remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of
        Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b).

        Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

(b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee).

(c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility and the Depositor shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates, and other documents provided by the Master Servicer and reasonably satisfactory to the Trustee recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this
        Section 3.22, and such other documents in connection with such Advance Facility as may be reasonably requested from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

        (i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance

                Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or
                Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

        (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage
                Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g) Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Depositor and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, and an opinion of counsel as required by Section 11.01(c) notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

(i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01   Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07 and (iv) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02   Distributions.

        As provided in Section 4.02 of the Series Supplement.

        Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e) The Trustee will make the reports referred to in Section 4.03(a) (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, any Certificate Insurer and other parties to the Agreement via the Trustee's website, which can be obtained by calling (800) 934-6802. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (800) 934-6802. The Trustee shall have the right to change the way the reports referred to in Section 4.03(a) are distributed in order to make such distribution more convenient and/or more accessible to the above parties, to the Certificateholders and to any Certificate Insurer. The Trustee shall provide timely and adequate notification to all the parties mentioned above and to the Certificateholders regarding any such change.

(f) The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (f) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)  Prior to the  close of  business  on the  Determination  Date,  the  Master
Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance,
(ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05   Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06   Reports of Foreclosures and Abandonment of Mortgaged Property.
               --------------------------------------------------------------

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07   Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08   Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.
(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                                THE CERTIFICATES

Section 5.01   The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company, with the consent of a majority of the Certificateholders, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated Class A-V REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC

Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02   Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section
        8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
        Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or
        Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the
        Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a
        Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

        (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such
                Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as
                amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed. Reg. 67765 (November 13, 2000), and PTE
                2002-41,  67  Fed.  Reg.  54487  (August  22,  2002)  (the  "RFC
                Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

        (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor,
                (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, each Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                      (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                      (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                      (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                      (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                      (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                      (B) If any purported Transferee shall become a Holder of a
               Class R  Certificate  in  violation of the  restrictions  in this
               Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R
               Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master
               Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                      (A) written  notification  from each Rating  Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                      (B) subject to Section 10.01(f),  an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or
               (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03   Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04   Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05   Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01   Respective Liabilities of the Company and the Master Servicer.
               --------------------------------------------------------------

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02 Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence. This Section 6.02 shall not apply to any sale, transfer, pledge or assignment by Residential Funding of the Call Rights.

Section 6.03 Limitation on Liability of the Company, the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations or covenants made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04   Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                     DEFAULT

Section 7.01   Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02   Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans. The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

(b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or
(ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of

Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03   Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04   Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01   Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(c) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02   Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03   Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04   Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05   Master   Servicer   to   Pay   Trustee's   Fees   and   Expenses;
        Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, and the Custodial Agreement and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06   Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07   Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08   Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09   Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10   Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11   Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, or shall, at the direction of the Company and the Master Servicer, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12   Appointment of Office or Agency.

        The Trustee will maintain an office or agency at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                             TERMINATION OR OPTIONAL
                          PURCHASE OF ALL CERTIFICATES

Section               9.01  Optional  Purchase  by the  Master  Servicer  of All
                      Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by Residential Funding of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance on the day of repurchase plus unpaid accrued interest thereon at the Mortgage Rate (or Modified Mortgage Rate in the case of any Modified Mortgage
        Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by Residential Funding shall also include any amounts owed by Residential Funding pursuant to Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xxxi) of such Section that remain unpaid on the date of such purchase.

        The right of Residential Funding to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by Residential Funding, the Master Servicer shall be entitled to reimbursement for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans pursuant to Section 3.10. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to Residential Funding the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, Residential Funding shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by Residential Funding of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by Residential Funding of its right to purchase the outstanding Certificates). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates shall be given promptly by the Master Servicer (if Residential Funding is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (in the case of Residential Funding exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates) or the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if Residential Funding is exercising its rights to purchase the outstanding Certificates, Residential Funding shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by Residential Funding of its right to purchase the assets of the Trust Fund or the outstanding Certificates, Residential Funding shall deposit in the Custodial Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.

(c) Upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by Residential Funding of its right to purchase the Certificates, the Trustee shall distribute to the Certificateholders on the Final Distribution Date the respective amounts determined in accordance with Section 4.02. Nothwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if Residential Funding exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any

Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Custodial Account deposited therein by Residential Funding pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.

(f) All rights of Residential Funding to purchase the assets of the Trust Fund, or to purchase specified classes of Certificates, as set forth in Section 9.01(a) are referred to in this Agreement as the "Call Rights". Notwithstanding any other provision of this Agreement, Residential Funding shall have the right to sell, transfer, pledge or otherwise assign the Call Rights at any time to any Person. Upon written notice by Residential Funding to the Trustee and the Master Servicer of any such assignment of the Call Rights to any assignee, the Trustee and the Master Servicer shall be obligated to recognize such assignee as the holder of the Call Rights. Such entity, if not Residential Funding or an affiliate, shall be deemed to represent, at the time of such sale, transfer, pledge or other assignment, that one of the following will be, and at the time the Call Right is exercised is, true and correct: (i) the exercise of such Call Right shall not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code (including by reason of U.S. Department of Labor ("DOL") Prohibited Transaction Class Exemption ("PTCE") 75-1 (Part I), 84-14, 90-1, 91-38, 95-60 or 96-23 or other applicable exemption) or (ii) such entity is (A) not a party in interest under section 3(14) of ERISA or a disqualified person under section 4975(e)(2) of the Code with respect to any employee benefit plan subject to section 3(3) of ERISA or any plan subject to section 4975 of the Code (other than an employee benefit plan or plan sponsored or maintained by the entity, provided that no assets of such employee benefit plan or plan are invested or deemed to be invested in the Certificates) and (B) not a "benefit plan investor" as described in DOL regulation section 2510.3-101(f)(2). If any such assignee of the Call Right is unable to exercise such Call Right by reason of the preceding sentence, then the Call Right shall revert to the immediately preceding assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02   Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If Residential Funding or the Company is exercising its right to purchase the assets of the Trust Fund, Residential Funding shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03   Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                REMIC PROVISIONS

Section 10.01  REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the

Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by any Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02  Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03  Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02  Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03  Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04  Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05  Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06  Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a) a material change or amendment to this Agreement,

(b) the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i) the occurrence of the Final Distribution Date, and

(j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07  Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08  Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09  Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

                                    EXHIBIT A

       FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE
                    AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]



Certificate No. [____]                                     [____]%   [Adjustable]   [Variable]   Pass-Through  Rate
                                                           [based on a Notional Amount]
Class [A-___] Senior                                       Percentage Interest: ____%
Date of Pooling and Servicing Agreement and Cut-off Date:  Aggregate  Initial   [Certificate   Principal   Balance]
[______________]                                           [Interest  Only/Class A-V] [Notional  Amount]  [Subclass
                                                           Notional  Amount]  of the  Class  [A-___]  Certificates:
                                                           $--------
First Distribution Date:                                   [Initial]   [Certificate  Principal  Balance]  [Interest
[______________]                                           Only/Class  A-V]  [Subclass]  [Notional  Amount] of this
                                                           Certificate:
                                                           $[--------------]
Master Servicer:
Residential Funding Corporation
[Assumed] [Scheduled] Final Distribution Date: CUSIP
[--------------]                                           [--------------]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES ________

               evidencing a percentage interest in the distributions allocable to the Class [A-___] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and

Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and _______________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the [related] Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A- Certificates on such Distribution Date. [the [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate stated Principal Balance of the Mortgage Loans corresponding to the uncertificated REMIC regular interests represented by such [Interest Only/Class A-V] Certificates.]

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66.6% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan [in the related Loan Group] subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the [related] Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans Group [in the related Loan Group].

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________             [TRUSTEE],
                                   as Trustee

                                   By: __________________
                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By: __________________
                                    Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      -----------------------           --------------------------------------
                                        Signature by or on behalf of assignor


                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE [RELATED] SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"),
(B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), AND PTE 2000-58, 65
FED.  REG.  67765  (DECEMBER 13,  2000)[,  AND PTE 2002-41,  67 FED. REG.  54487
(AUGUST 22, 2002)] (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

         IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.



Certificate No. [____]                                     [____]% Pass-Through Rate
Class [M-___] Subordinate
Date of Pooling and Servicing Agreement and Cut-off Date:  Principal   Balance   of  the   Class  M   Certificates:
[--------------]                                           $---------------
First Distribution Date:                                   Initial   Certificate    Principal   Balance   of   this
[______________]                                           Certificate:
                                                           $[--------------]
Master Servicer:
Residential Funding Corporation
[Assumed] [Schedule] Final Distribution Date: CUSIP
[--------------]                                           [--------------]

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES ________

                  evidencing a percentage interest in any distributions allocable to the Class M-___ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the [related] Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-___ Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         As described above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66.6% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan [in the related Loan Group] subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the [related] Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans Group [in the related Loan Group].

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________             [TRUSTEE],
                                   as Trustee

                                   By: __________________
                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By: __________________
                                    Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      -----------------------           --------------------------------------
                                        Signature by or on behalf of assignor


                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE RELATED SENIOR CERTIFICATES AND THE RELATED CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.


Certificate No. [____]                                     [____]% Pass-Through Rate
Class [B-___] Subordinate
Date of Pooling and Servicing Agreement and Cut-off Date:  Principal Balance of the Class B-___  Certificates as of
[______________]                                           the Cut-off Date: $________
First Distribution Date:                                   Initial   Certificate    Principal   Balance   of   this
[______________]                                           Certificate:
                                                           $[--------------]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                           CUSIP
[--------------]                                           [--------------]


                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES _______

                  evidencing a percentage interest in the distributions allocable to the Class B-___ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class B-___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the [related] Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or subject the Master Servicer, the Company or the Trustee to any obligation or liability in addition to those undertaken in the Agreement, or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66.6% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan [in the related Loan Group] subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the [related] Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans Group [in the related Loan Group].

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________             [TRUSTEE],
                                   as Trustee

                                   By: __________________
                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By: __________________
                                    Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      -----------------------           --------------------------------------
                                        Signature by or on behalf of assignor


                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(A)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



Certificate No. [____]                                     [____]% Pass-Through Rate
Class [R-___] Senior
Date of Pooling and Servicing Agreement and Cut-off Date:  Aggregate Initial  Certificate  Principal Balance of the
[______________]                                           Class R-___ Certificates: $100.00
First Distribution Date:                                   Initial   Certificate    Principal   Balance   of   this
[______________]                                           Certificate:
                                                           $[--------------]
Master Servicer:                                           Percentage Interest: _____%
Residential Funding Corporation
Assumed Final Distribution Date:                           CUSIP
[--------------]                                           [--------------]

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES _______

                  evidencing a percentage interest in the distributions allocable to the Class R[-__] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R[-__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee

(the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the [related] Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         No transfer of this Class R[-__] Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section  4975 of the Code or subject  the Master  Servicer,  the  Company or the

Trustee to any obligation or liability in addition to those undertaken in the Agreement, or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66.6% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan [in the related Loan Group] subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the [related] Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans Group [in the related Loan Group].

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________             [TRUSTEE],
                                   as Trustee

                                   By: __________________
                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                    [TRUSTEE],
                                    as Certificate Registrar

                                    By: __________________
                                    Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      -----------------------           --------------------------------------
                                        Signature by or on behalf of assignor


                                        --------------------------------------
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT E

                        FORM OF SELLER/SERVICER CONTRACT

         This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of _____________, 20__, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

         WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

         NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1. INCORPORATION OF GUIDES BY REFERENCE.

         The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.       AMENDMENTS.

         This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3. REPRESENTATIONS AND WARRANTIES.

         A. Reciprocal Representations and Warranties.

         The   Seller/Servicer  and  Residential  Funding  each  represents  and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

         B. Seller/Servicer's Representations, Warranties and Covenants.

                  In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4. REMEDIES OF RESIDENTIAL FUNDING.

         If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5. SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

         At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6. PRIOR AGREEMENTS SUPERSEDED.

         This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.       ASSIGNMENT.

         This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.       NOTICES.

         All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

         Attention:
         Telefacsimile Number: (_____) _____-_________

9. JURISDICTION AND VENUE.

         Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.      MISCELLANEOUS.

         This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                        SELLER/SERVICER
[Corporate Seal]


                                               (Name of Seller/Servicer)
By:                                            By:
                (Signature)                              (Signature)
By:                                            By:
                (Typed Name)                             (Typed Name)
Title:                                         Title:


ATTEST:                                        RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]
By:                                            By:
                (Signature)                              (Signature)
By:                                            By:
                (Typed Name)                             (Typed Name)
Title:                                         Title:

                                    EXHIBIT F

                          FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,

Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request:                (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation

Authorized Signature
******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:        [ ] Promissory Note
                           [ ] Primary Insurance Policy
                           [ ] Mortgage or Deed of Trust
                           [ ] Assignment(s) of Mortgage or Deed of Trust
                           [ ] Title Insurance Policy
                           [ ] Other:

Name:________________________
Title:
Date:

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  ) ss.:
COUNTY OF         )

                           [NAME OF  OFFICER],  being first duly sworn,  deposes
and says:

         1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series _______, Class R[-__] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Owner is either (i) a citizen or resident of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         6. The Owner hereby agrees that it will not cause income from the Class R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

         7. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         8. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         10.      The Owner's Taxpayer Identification Number is _______________.

         11. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

         12. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

         13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

         14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

         15. (a) The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

                  (b) The Purchaser has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                              [NAME OF OWNER]

                                              By:
                                                 -------------------------------
                                              [Name of Officer]
                                              [Title of Officer]


[Corporate Seal]

ATTEST:


[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ___ day of ________, 200 __.


                       NOTARY PUBLIC

                       COUNTY OF
                                 -------------------------------------------

                       STATE OF
                                --------------------------------------------

                       My Commission expires the ____ day of _____, 20__ .

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

   Applicability Date: For dates of applicability, see Sec. 1.860E-

(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940

(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

   The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the

Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

   The collection of information in this regulation is in Sec. 1.860E -

1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.

The collection of information is mandatory and is required. Otherwise,

the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

   Comments on the collection of information should be sent to the

Office of Management and Budget, Attn: Desk Officer for the Department

of the Treasury, Office of Information and Regulatory Affairs,

Washington, DC, 20503, with copies to the Internal Revenue Service,

Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC

20224. Comments on the collection of information should be received by

September 17, 2002. Comments are specifically requested concerning:

   Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

   The accuracy of the estimated burden associated with the collection of information (see below);
   How the quality, utility, and clarity of the information to be collected may be enhanced;
   How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

   Estimates of capital or start-up costs and costs of operation,

maintenance, and purchase of service to provide information.

   An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

   The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

   Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

   This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue

Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

   Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

   Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation

requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

   The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future

distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.
   The notice of proposed rulemaking also contained rules for FASITs.

Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

   In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3

I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-

prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic,

taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know,

that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

   Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the

Code.
   The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
   Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.

Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section

11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

   Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section

1274(d). This is a change from the proposed regulation and Rev. Proc.

2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable

Federal rate prescribed in section 1274(d) compounded semiannually"

and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test,

frustrating the intent of the test. Furthermore, the Treasury

Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and

the Federal short-term rate has been substituted for the applicable

Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates,

provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August

19, 2002.

   It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of

FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

   Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August

19, 2002.

Special Analyses

   It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.

This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the

Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5

U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

   The principal author of these regulations is Courtney Shepardson.

However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

   Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

   Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

   Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

   Paragraph 1. The authority citation for part 1 continues to read in part as follows:

   Authority: 26 U.S.C. 7805 * * *

                                   EXHIBIT G-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                              __________ , 20__

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

                                   [Trustee]

Attention: Residential Funding Corporation Series _______

                  Re:      Mortgage Pass-Through Certificates,
                           Series ________, Class R[-__]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by ________________ (the "Seller") to _____________________(the "Purchaser") of
$______________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class R[-__] (the "Certificates"), pursuant to
Section 5.02 of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding
Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

         3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R[-__] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes Associated therewith) unless the Seller has conducted such an investigation.

         4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,


                                    (Seller)


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT H

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                ______________ , 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

                                   [Trustee]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention: Residential Funding Corporation Series ________

                  RE:      Mortgage Pass-Through Certificates,
                           Series ________, [Class B- ]

Ladies and Gentlemen:

         _________________-   (the   "Purchaser")   intends  to  purchase   from
_________________ (the "Seller") $_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class (the "Certificates"), issued pursuant to the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and _____________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

         1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

         2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

         3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

         4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________, 20___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

         5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

         6. The Purchaser

         (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA), or Section 4975 of the Internal Revenue Code of 1986, as amended ("Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

         (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

         (c) has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a), (b) or (c) above.

                                           Very truly yours,



                                           By:
                                              ------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT I

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                              _________, 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

                                   [Trustee]

Attention: Residential Funding Corporation Series ________

                  Re:      Mortgage Pass-Through Certificates,
                           Series ________, [Class B-]

Ladies and Gentlemen:

         In connection with the sale by ____________________ (the "Seller") to ____________________ (the "Purchaser") of __________________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class (the "Certificates"), issued pursuant to the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                      Very truly yours,


                                      (Seller)



                                      By:
                                         --------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT J

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

                         ===============================
                         ===============================

         The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (the "Agreement") among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________, as trustee, as follows:

                  (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  (c)  The  Buyer  has  been  furnished  with  all   information
         regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3. The Buyer

                  (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                  (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

                  (c) has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement. ]

         4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                        Print Name of Buyer


By:
   --------------------------------         -----------------------------------
Name:                                       Name:
Title:                                      Title:
Taxpayer Identification                     Taxpayer Identification:
No.                                                  No: No:
Date:                                       Date:
      -----------------------------         -----------------------------------
                                            Date:
                                                  -----------------------------

                              ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
             [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

        Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

         State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

         SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

               ___   ___         Will the Buyer be purchasing the Rule 144A
               YES   NO          securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                           ----------------------------------
                                           Print Name of Buyer

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                           Date:
                                                 ----------------------------

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                     ------------------------------------------
                                     Print Name of Buyer

                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     IF AN ADVISOR:


                                     Print Name of Buyer

                                     Date:
                                           ------------------------------------

                                    EXHIBIT K

                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII
             Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty.
(a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

         (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

         (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and
(Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

         (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

         (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

         (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

         Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                           [FORM OF LIMITED GUARANTY]
                                LIMITED GUARANTY
                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                       Mortgage Pass-Through Certificates
                                 Series ________

                                              ___________, 20____


[Trustee]

Attention: Residential Funding Corporation Series ________

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential
Funding and __________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Pass-Through Certificates, Series ________ (the "Certificates"); and

         WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

         WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

         NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

         1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

         (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

         2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

         3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

         4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

         5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

         6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

         7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

         8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                       GENERAL MOTORS ACCEPTANCE CORPORATION

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

Acknowledged by:
[Trustee], as Trustee

By:
   ---------------------------------
Name:
Title:

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

By:
   ---------------------------------
Name:
Title:

                                    EXHIBIT M

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                             _____________, 20______

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

                                   [Trustee]

Attention: Residential Funding Corporation Series ________

                  Re: Mortgage Pass-Through Certificates, Series ________ Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in connection with the assignment by ___________ (the "Trustee") to _____________________ (the "Lender") of
__________________(the "Mortgage Loan") pursuant to Section 3.13(d) of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

         the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and such assignment is at the request of the borrower under the related Mortgage Loan.

                                        Very truly yours,



                                        (Lender)


                                        By:
                                           ------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT N

                          FORM OF REQUEST FOR EXCHANGE

                                                              [Date]

U.S. Bank National Association
U.S. Bank Corporate Trust Services
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107-2292


                  Re: Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series [________]

         Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-V Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

         1. Class A-V Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-V Certificates will be $___________ and _____%, respectively.

         [2.      Repeat as appropriate.]

         The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-V Certificates surrendered for exchange.

         The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of _______, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and U.S. Bank National Association, as trustee.

                                     RESIDENTIAL FUNDING
                                     CORPORATION


                                     By:
                                        ----------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT O

                          FORM OF FORM 10-K CERTIFICATE

         I, [identify the certifying individual], certify that:

         1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated __________ (the "Agreement") among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and U.S. Bank National Association (the "Trustee");

         2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

         3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Agreement for inclusion in these reports is included in these reports;

         4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Agreement; and

         5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement, that is included in these reports.

         In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*

[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The undersigned, a Responsible Officer of U.S. Bank National Association (the "Trustee") certifies that:

         1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated _________ (the "Agreement") by and among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and Trustee in accordance with the standards set forth therein.

         2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(f)(I) of the Agreement is accurate as of the last day of the 20___ calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___

                                             Name:__________________________
                                             Title:

                                    EXHIBIT Q

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS



Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan